Exhibit 1.1

HiSoft Technology International Limited

5,000,000 American Depositary Shares

Representing 95,000,000 Common Shares

(Par Value $0.0001 Per Common Share)

UNDERWRITING AGREEMENT

December [•], 2010

Deutsche Bank Securities Inc.

60 Wall Street, 4th Floor

New York, New York 10005

United States

UBS AG

52/F, International Finance Center

8 Finance Street, Central

Hong Kong

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

United States

As Representatives of the several Underwriters named in Schedule I hereto

Ladies and Gentlemen:

HiSoft Technology International Limited, a company established in the Cayman Islands (the “Company”), and the shareholders of the Company listed in Schedule II hereto (the “Selling Shareholders”) propose to sell to the several underwriters (the “Underwriters”) named in Schedule I hereto for whom Deutsche Bank Securities Inc. (“Deutsche Bank”), UBS AG (“UBS”) and Citigroup Global Markets Inc. are acting as representatives (the “Representatives”) an aggregate of 5,000,000 American depositary shares (“ADSs”) of the Company (the “Firm ADSs”), each representing 19 common shares, par value $0.0001 per share (each a “Common Share”), of which 500,000 ADSs will be sold by the Company and 4,500,000 ADSs will be sold by the Selling Shareholders.  The respective numbers of the Firm ADSs to be so purchased from the Company and the Selling Shareholders by the several Underwriters are set forth opposite the Underwriters’ names in Schedule I hereto, and the respective numbers to be sold by the Selling Shareholders are set forth opposite their names in Schedule II hereto.  The Selling Shareholders listed in Schedule III hereto also propose to sell at the Underwriters’ option an aggregate of up to 750,000 additional ADSs (the “Option ADSs”) as set forth below.  The Firm ADSs and the

Option ADSs are herein collectively called the “Offered ADSs.”  The Common Shares represented by the Firm ADSs are hereinafter called the “Firm Shares,” the Common Shares represented by the Option ADSs are hereinafter called the “Option Shares,” and the Firm Shares and Option Shares are hereinafter collectively called the “Shares.”  Unless the context otherwise requires, each reference to the Firm ADSs, the Option ADSs or the Offered ADSs herein also includes the Shares.

As the Representatives, you have advised the Company and the Selling Shareholders (a) that you are authorized to enter into this Agreement on behalf of the several Underwriters, and (b) that the several Underwriters are willing, acting severally and not jointly, to purchase the numbers of Firm ADSs set forth opposite their respective names in Schedule I, plus their pro rata portion of the Option ADSs if you elect to exercise the over-allotment option in whole or in part for the accounts of the several Underwriters.

In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

1.                             Representations and Warranties.

(a)           The Company represents and warrants to each of the Underwriters as follows:

(i)            A registration statement on Form F-1 (File No. 333-170752) with respect to the Shares underlying the Offered ADSs has been prepared by the Company in conformity in all material respects with the requirements of the Securities Act of 1933, as amended (the “Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder and has been filed with the Commission.  The Company and the transactions contemplated by this Agreement meet the requirements and comply with the conditions for the use of Form F-1.  Copies of such registration statement, including any amendments thereto, the preliminary prospectuses (meeting in all material respects the requirements of the Rules and Regulations) contained therein and the exhibits, financial statements and schedules, as finally amended and revised, have heretofore been delivered by the Company to you.  Such registration statement, as amended at the time it became effective, together with any registration statement filed by the Company pursuant to Rule 462(b) under the Act, is herein referred to as the “Registration Statement,” which shall be deemed to include all information omitted therefrom in reliance upon Rule 430A under the Act and contained in the Prospectus referred to below, has become effective under the Act and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement.  “Prospectus” means the form of prospectus first filed with the Commission pursuant to and within the time limits described in Rule 424(b) under the Act.  Each preliminary prospectus included in the Registration Statement prior to the time it becomes effective is herein referred to as a “Preliminary Prospectus.”

(ii)           As of the Applicable Time (as defined below) and as of the Closing Date or the Option Closing Date (as defined below), as the case may be, neither (i) the General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time, the Statutory Prospectus (as defined below) and the information included on Schedule IV hereto, all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Limited Use Free Writing Prospectus (as defined below), when considered together with the General Disclosure Package, included or will include any untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from any Issuer Free Writing Prospectus (as defined below), in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, specifically for use therein, it being understood and agreed that the only such information is that described in Section 13 herein. As used in this subsection and elsewhere in this Agreement:

“Applicable Time” means [•] P.M. (New York City Time) on the date of this Agreement or such other time as agreed to by the Company and the Representatives.

“Statutory Prospectus” as of any time means the Preliminary Prospectus relating to the Offered ADSs that is included in the Registration Statement immediately prior to that time.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Act, relating to the Offered ADSs in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Act.

“General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is identified on Schedule V to this Agreement.

“Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not a General Use Free Writing Prospectus.

(iii)          The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the Cayman Islands, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus.  Each of the subsidiaries of the Company and the affiliated entity (collectively, the “Subsidiaries”) as listed in Exhibit A hereto has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus.  The Subsidiaries are the only operating entities, direct or indirect, of the Company.  The Company and each of its Subsidiaries are duly qualified to transact business in all jurisdictions in which the conduct of their business requires such qualification, except for such jurisdictions where the failure to so qualify would not (i) have a material adverse effect on the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and of the Subsidiaries taken as a whole or (ii) prevent the consummation of the transactions contemplated hereby (the occurrence of any such effect or any such prevention described in the foregoing clauses (i) and (ii) being referred to as a “Material Adverse Effect”).  The outstanding share capital of each of the Subsidiaries (i) has been duly authorized and validly issued, (ii) is fully paid and non-assessable in accordance with the relevant laws of the People’s Republic of China (excluding the Hong Kong Special Administrative Region, the Macao Special Administrative Region and Taiwan solely for the purpose of this Agreement, the “PRC”), and (iii) to the extent shown in Exhibit A hereto, is owned by the Company or another Subsidiary free and clear of all liens, encumbrances and equities and claims; and except as described in the Registration Statement, the General

Disclosure Package and the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in any of the Subsidiaries are outstanding.

(iv)          The outstanding share capital of the Company, including all shares to be sold by the Selling Shareholders, has been duly authorized and validly issued and is fully paid and non-assessable; the Offered ADSs and the Shares to be issued and sold by the Company and the Selling Shareholders have been duly authorized and when issued and paid for as contemplated herein will be validly issued, fully paid and non-assessable and freely transferable to and for the account of the several Underwriters; there are no restrictions on subsequent transfers of the Offered ADSs under the laws of the Cayman Islands or the United States except as described in the Registration Statement, the General Disclosure Package and the Prospectus; and no preemptive rights of stockholders exist with respect to any of the Common Shares or the issue and sale thereof.  Upon the sale and delivery to the Underwriters of the Offered ADSs, and payment therefor, pursuant to this Agreement, the Underwriters will acquire good, marketable and valid title to such Offered ADSs, free and clear of all pledges, liens, security interests, charges, claims or encumbrances of any kind.  Neither the filing of the Registration Statement or the ADS Registration Statement (as defined below), nor the offering or sale of the Offered ADSs and the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any Shares.

(v)           A registration statement on Form F-6 (File No. 333-167641) in respect of the Offered ADSs has been filed with the Commission; such registration statement, in the form heretofore delivered to you and, excluding exhibits, to you for each of the other Underwriters, has been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by the Commission (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the “ADS Registration Statement”); and the ADS Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and did not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(vi)          A registration statement on Form 8-A (File No. 001-34790) in respect of the registration of the Shares and the Offered ADSs under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), has been filed with the Commission; such registration statement in the form heretofore delivered to you and to you for each of the other Underwriters, has been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by the Commission (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the “Form 8-A Registration Statement”); and the Form 8-A Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and did not and will not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(vii)         The information set forth under the caption “Capitalization” in the Registration Statement, the General Disclosure Package and the Prospectus (and any similar section or information contained in the General Disclosure Package) is true and correct in all material respects.  All of the offered ADSs and the underlying Common Shares conform in all material respects to the description thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus.  The form of certificates for the Common Shares conforms to the corporate law of the jurisdiction of the Company’s incorporation and to any requirements of the Company’s organizational documents.  Subsequent to the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, except as otherwise specifically stated therein or in this Agreement, the Company has not:  (i) issued any securities (other than securities issued in connection with any grant or exercise of outstanding stock options or nonvested common shares disclosed in the Registration Statement, the General Disclosure Package and the Prospectus) or incurred any liability or obligation, direct or contingent, for borrowed money (other than immaterial, direct liabilities or obligations for borrowed money incurred in the ordinary course of business); or (ii) declared or paid any dividend or made any other distribution on or in respect to its shares.

(viii)        Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement, the ADS Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

(ix)           The Commission has not issued an order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus relating to the proposed offering of the Offered ADSs, and no proceeding for that purpose or pursuant to Section 8A of the Act has been instituted or, to the Company’s knowledge, threatened by the Commission. The Registration Statement contains, and the Prospectus and any amendments or supplements thereto will contain, all statements which are required to be stated therein by, and will conform in all material respects to, the requirements of the Act and the Rules and Regulations.  The Registration Statement and any amendment thereto do not contain, and will not contain, any untrue statement of a material fact and do not omit, and will not omit, to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  The Prospectus, as of its date and as of the Closing Date or the Option Closing Date, and any amendments and supplements thereto do not contain, and will not contain, any untrue statement of a material fact; and do not omit, and will not omit, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, specifically for use therein, it being understood and agreed that the only such information is that described in Section 13 herein.

(x)            Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Offered ADSs or until any earlier date that the Company notified or notifies the Representatives, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus.

(xi)           The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the offering and sale of the Offered ADSs other than any Preliminary Prospectus, the Prospectus and other materials, if any, permitted under the Act and consistent with Section 4(a)(ii) below.  The Company will file with the Commission all Issuer Free Writing Prospectuses in the time required under Rule 433(d) under the Act.  The Company has satisfied or will satisfy the conditions in Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show.

(xii)          (i)  At the time of filing the Registration Statement and (ii) as of the date hereof (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an “ineligible issuer” (as defined in Rule 405 under the Act, without taking into account any determination by the Commission pursuant to Rule 405 under the Act that it is not necessary that the Company be considered an ineligible issuer), including, without limitation, for purposes of Rules 164 and 433 under the Act with respect to the offering of the Offered ADSs as contemplated by the Registration Statement.

(xiii)         The consolidated financial statements of the Company and the Subsidiaries, together with related notes and schedules as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, present fairly in all material respects the consolidated financial position and the results of operations and cash flows of the Company and the Subsidiaries, at the indicated dates and for the indicated periods.  Such financial statements and related schedules have been prepared in accordance with United States generally accepted principles of accounting (“U.S. GAAP”), consistently applied throughout the periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods have been made.  The summary and selected consolidated financial and statistical data of the Company included in the Registration Statement, the General Disclosure Package and the Prospectus presents fairly in all material respects the information shown therein and such data has been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company.  There are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the General Disclosure Package or the Prospectus that are not included as required. The Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Registration Statement, the General Disclosure Package and the Prospectus.

(xiv)        Deloitte Touche Tohmatsu CPA Ltd., who has audited certain of the financial statements filed with the Commission as part of the Registration Statement, the General Disclosure Package and the Prospectus, is an independent registered public accounting firm with respect to the Company and the Subsidiaries within the meaning of the

Act and the applicable Rules and Regulations and the Public Company Accounting Oversight Board (United States) (the “PCAOB”).

(xv)         Solely to the extent that the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated by the Commission and the Nasdaq Global Market thereunder (the “Sarbanes-Oxley Act”) has been applicable to the Company, there is and has been no failure on the part of the Company to comply in all material respects with any provision of the Sarbanes-Oxley Act.  The Company has taken all necessary actions to ensure that it is in compliance in all material respects with all provisions of the Sarbanes-Oxley Act that are in effect and with which the Company is required to comply and is actively taking steps to ensure that it will be in compliance with other provisions of the Sarbanes-Oxley Act not currently in effect that will become applicable to the Company.

(xvi)        There is no action, suit, claim or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of the Subsidiaries or any of their respective directors or officers before any court or administrative agency or otherwise which if determined adversely to the Company or any of the Subsidiaries would either have, individually or in the aggregate, a Material Adverse Effect, except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus.

(xvii)       The Company and the Subsidiaries have good and marketable title to all of the properties and assets reflected in the consolidated financial statements hereinabove described or described in the Registration Statement, the General Disclosure Package and the Prospectus, and such properties and assets are not subject to any lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements or described in the Registration Statement, the General Disclosure Package and the Prospectus or which would not, individually or in the aggregate, have a Material Adverse Effect.  The Company and the Subsidiaries occupy their leased properties under valid and binding leases conforming in all material respects to the description thereof set forth in the Registration Statement, the General Disclosure Package and the Prospectus.

(xviii)      The Company and the Subsidiaries have all necessary licenses, authorizations, franchises, consents, concessions, orders, certificates, permits and approvals (the “Permits”) and have made all necessary filings required under any applicable law, rule or regulation, and have obtained all Permits from other persons, in order to conduct their respective businesses, where the failure to obtain any such Permit or to make any such filing would not have a Material Adverse Effect; neither the Company nor any of the Subsidiaries has any reason to believe that it will not be able to renew any Permit when and as such Permit expires; neither the Company nor any of the Subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any Permits except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect; and the Company and the Subsidiaries are in compliance in all material respects with all of the provisions of the Permits.

(xix)         All legal or governmental proceedings, related-party transactions, off-balance sheet transactions, contracts, licenses, agreements, leases or documents of a character required to be described in the Registration Statement, the General Disclosure Package or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required.

(xx)          The Company and the Subsidiaries have filed all federal, state, local and foreign tax returns which have been required to be filed and have paid all taxes indicated by such returns and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith and for which an adequate reserve for accrual has been established in accordance with U.S. GAAP, except where a failure to file such tax returns would not have a Material Adverse Effect.  All material tax liabilities have been adequately provided for in the financial statements of the Company, and the Company does not know of any actual or proposed additional material tax assessments.  Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, all government tax waivers from national and local governments of the jurisdictions in which the Company and the Subsidiaries conduct their respective businesses and other national and local tax relief, concessions and preferential treatment granted to, claimed or otherwise obtained by the Company or the Subsidiaries are valid, binding and enforceable.

(xxi)         Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, as each may be amended or supplemented, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise), or prospects of the Company and the Subsidiaries taken as a whole, whether or not occurring in the ordinary course of business, and there has not been any material transaction entered into or any material transaction that is probable of being entered into by the Company or any of the Subsidiaries, other than transactions in the ordinary course of business and changes and transactions described in the Registration Statement, the General Disclosure Package and the Prospectus, as each may be amended or supplemented.  The Company and the Subsidiaries have no material contingent obligations which are not disclosed in the Company’s financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus.

(xxii)        Neither the Company nor any of the Subsidiaries is or, with the giving of notice or lapse of time or both, will be, (i) in violation of its memorandum and articles of association, certificate or articles of incorporation, by-laws, certificate of formation, limited liability agreement, partnership agreement or other organizational documents, (ii) in violation of any law, order, rule, judgment, writ or decree applicable to the Company or any Subsidiary of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction (collectively, “applicable laws”) or (iii) in violation of or in default under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound and, solely with respect to this clause (iii), which violation or default would have a Material Adverse Effect.  The execution and delivery of this Agreement and the Deposit Agreement, the consummation of the transactions herein and therein contemplated and the fulfillment of the terms hereof and thereof will not conflict with or result in a breach of (x) any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective properties is bound, except for such conflicts, breaches or defaults that would not, individually or in the aggregate, have a Material Adverse Effect, (y) the memorandum and articles of association, certificate or articles of incorporation, by-laws or other organizational documents of the Company or any Subsidiary or (z) any applicable law.

(xxiii)       The execution and delivery of, and the performance by the Company of its obligations under, this Agreement has been duly and validly authorized by all necessary corporate action on the part of the Company, and this Agreement has been duly executed and delivered by the Company.

(xxiv)       Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the Deposit Agreement and the consummation of the transactions herein and therein contemplated (except such additional steps as may be required by the Commission or the Financial Industry Regulatory Authority (the “FINRA”) or such additional steps as may be necessary to qualify the Offered ADSs for public offering by the Underwriters under state securities or Blue Sky laws) has been obtained or made and is in full force and effect.

(xxv)        The Deposit Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Depositary, constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms.  Upon due issuance by the Depositary of the American depositary receipts (the “ADRs”) evidencing the Offered ADSs against the deposit of the underlying Common Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement.

(xxvi)         Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the issuance and sale of the Offered ADSs by the Company and the deposit of the Common Shares with the Depositary and the issuance of the ADRs evidencing the Offered ADSs as contemplated by this Agreement and the Deposit Agreement will neither (i) cause any holder of any shares of capital stock, securities convertible into or exchangeable or exercisable for capital stock or options, warrants or other rights to purchase capital stock or any other securities of the Company to have any right to acquire any shares of preferred stock of the Company nor (ii) trigger any anti-dilution rights of any such holder with respect to such shares, securities, options, warrants or rights.

(xxvii)      The description of the corporate structure of the Company and the various contracts listed on Exhibit B hereto between the Company and any of the Subsidiaries or shareholders of the Subsidiaries, or between any two or more Subsidiaries, as the case may be (each a “Corporate Structure Contract” and collectively the “Corporate Structure Contracts”), and filed as exhibits to the Registration Statement and as set forth in the General Disclosure Package under the captions “Our Corporate Structure” and “Related Party Transactions,” is true and accurate in all material respects and nothing has been omitted from such description which would make it misleading in any material respect.  There is no other agreement, contract or other document relating to the corporate structure or the operation of the Company and the Subsidiaries which has not been previously disclosed or made available to the Underwriters and, to the extent material to the Company, disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.

(xxviii)     Each Corporate Structure Contract has been duly authorized, executed and delivered by the parties thereto and constitutes a valid and legally binding obligation of the parties thereto, enforceable in accordance with its terms in all material aspects.  All consents, approvals, authorizations, and orders of, and filings or registrations with, any person (including any governmental agency or body or any court) required for the performance of the obligations under any Corporate Structure Contract to which the Company or any Subsidiary is a party have been obtained and are in full force and effect, other than those the lack of which would not have a Material Adverse Effect and those contemplated to be obtained after the date hereof under the Corporate Structure Contracts, and except as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.  There is no legal or governmental proceeding, inquiry or investigation pending against the Company, the Subsidiaries or shareholders of the Subsidiaries in any jurisdiction challenging the validity of any of the Corporate Structure Contracts and, to the knowledge of the Company after due inquiry, no such proceeding, inquiry or investigation is threatened or contemplated in any jurisdiction.

(xxix)       The Company and the Subsidiaries own, or have obtained valid and enforceable licenses for, or other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, service names, domain names, copyrights (including rights relating to software), know how (including trade secrets and other unpatented and unpatentable proprietary or confidential information, systems or procedures) and other intellectual property rights (collectively, “Intellectual Property”) described in the Registration Statement, the General Disclosure Package and the Prospectus, if any, as being owned or licensed by them or which are necessary for the conduct of their respective businesses as currently conducted or as proposed to be conducted, except where the failure to own, license or have such rights would not, individually or in the aggregate, have a Material Adverse Effect.

(xxx)        In relation to the Intellectual Property:

(1)           Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there are no third parties who have established or, to the Company’s knowledge, will be able to establish rights to any Intellectual Property owned by or licensed to the Company or any of the Subsidiaries;

(2)           To the Company’s knowledge, there is no infringement by third parties of any Intellectual Property owned by or licensed to the Company or any of the Subsidiaries;

(3)           There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any Intellectual Property or the validity, enforceability or scope of any Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim;

(4)           There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others alleging that the Company or any of the Subsidiaries infringes or otherwise violates any Intellectual Property of any other person or entity, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim;

(5)           The Company and the Subsidiaries have complied with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company or any of the Subsidiaries, and all such agreements are in full force and effect; and

(6)           None of the technology employed by the Company or any of the Subsidiaries has been obtained or is being used by the Company or any of the Subsidiaries in violation of any contractual obligation binding on the Company, the Subsidiaries or any of their respective officers, directors or employees or otherwise in violation of the rights of any persons, except where such violation would not have a Material Adverse Effect.

(xxxi)       Neither the Company, nor to the Company’s knowledge, any of its affiliates, has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Offered ADSs or Shares.  The Company acknowledges that the Underwriters may engage in passive market making transactions in the Offered ADSs or Shares on the Nasdaq Global Market in accordance with Regulation M under the Exchange Act.

(xxxii)      The Company is not and, after giving effect to the offering and sale of the Offered ADSs contemplated hereunder and the application of the net proceeds from such sale as described in the Registration Statement, the General Disclosure Package and the Prospectus, will not be an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations of the Commission thereunder.

(xxxiii)     Each of the Company and the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor any of the Subsidiaries is aware of (i) any material weakness in its internal control over financial reporting or (ii) change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(xxxiv)     The Company has established and maintains “disclosure controls and procedures” (as defined in Rules 13a-14(c) and 15d-14(c) under the Exchange Act); the Company’s “disclosure controls and procedures” are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and regulations of the Exchange Act, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the Chief Executive Officer and Chief Financial Officer of the Company required under the Exchange Act with respect to such reports. To the extent applicable, the Company’s independent registered public accountants and the audit committee of the board of directors of the Company have been advised of: (i) all “significant deficiencies” and “material weaknesses” (as such terms are defined in Rule 1-02(a)(4) of Regulation S-X under the Act), if any, in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data; and (ii) all fraud, if any, whether or not material, that involves management or other employees who have a role in the Company’s internal controls.  All “significant deficiencies” and “material weaknesses” of the Company, if any, in internal controls have been identified to the Company’s independent registered public accountants and are disclosed in the Registration Statement, the General Disclosure Package and the Prospectus; since the date of the most recent review of such disclosure controls and procedures and internal controls, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses;  and the Company is not reviewing or investigating, and neither the Company’s independent auditors nor its internal auditors have recommended that the Company review or investigate, (i) the addition to, deletion of, change on the application of, or change of the Company’s disclosure with respect to, any of the Company’s material accounting policies, (ii) any matter that could result in a restatement of the Company’s financial statements for any annual or interim period during the current or prior three fiscal years, or (iii) any significant deficiency, material weakness, change in internal controls or fraud involving management or other employees who have a significant role in internal controls.

(xxxv)      The statistical, industry-related and market-related data included in the Registration Statement, the General Disclosure Package and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.  The Company has obtained the written consent to the use of such data from such sources to the extent required.

(xxxvi)     None of the Company, any of the Subsidiaries or any of their directors, officers, agents, employees or affiliates is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company, the Subsidiaries and their affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.  None of the Company, any of the Subsidiaries or, to the Company’s knowledge, any of their respective directors, officers, agents, employees or affiliates has made any contribution, gift or other payment to any official of, or candidate for, any government office in violation of any law.

(xxxvii)       The operations of the Company and the Subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial record keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

(xxxviii)   None of the Company, any of the Subsidiaries or, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Offered ADSs contemplated hereby, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(xxxix)      The Company and each of the Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as the Company reasonably deems adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses of similar size and/or otherwise similarly situated.

(xl)           Neither the Company nor any of the Subsidiaries is engaged in any labor practice that is in violation of any applicable labor laws or regulations except where such violation would not have a Material Adverse Effect.  There is no strike, labor dispute, slowdown or stoppage pending or to the knowledge of the Company, threatened against the Company or any Subsidiaries of the Company, except for those that would not have a Material Adverse Effect.  Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither of the Company nor any of the Subsidiaries has any material obligation to provide retirement, healthcare, death or disability benefits to any of the present or past employees of the Company or any of the Subsidiaries, or to any other person.

(xli)          No grant of stock options under any stock option plan of the Company involved any “back-dating,” “forward-dating” or similar practice with respect to the effective date of such grant; except as would not, individually or in the aggregate, have a Material Adverse Effect, each such option (i) was granted in compliance with applicable law and with the applicable stock option plan, (ii) was duly approved by the board of directors (or a duly authorized committee thereof) of the Company and (iii) has been properly accounted for in the Company’s financial statements in accordance with U.S. GAAP and disclosed in the Company’s filings with the Commission.

(xlii)         Neither the Company nor any of the Subsidiaries has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in the General Disclosure Package or the Prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Company or any of the Subsidiaries or, to the Company’s knowledge, any other party to any such contract or agreement.

(xliii)        Each “forward-looking statement” (within the meaning of Section 27A of the Act or Section 21E of the Exchange Act) contained in the Registration Statement, the General Disclosure Package and the Prospectus, if any, has been made or reaffirmed with a reasonable basis and in good faith.

(xliv)       The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies” in the Registration Statement, the General Disclosure Package and the Prospectus accurately and fully describes (i) accounting policies that the Company believes are the most important in the portrayal of the Company’s financial condition and results of operations and that require management’s most difficult, subjective or complex judgments; (ii) judgments and uncertainties affecting the application of critical accounting policies; and (iii) the likelihood that materially different amounts would be reported under different conditions or using different assumptions and an explanation thereof; the Company’s directors and management have reviewed and agreed with the selection, application and disclosure of the Company’s critical accounting policies as described in the Registration Statement, the General Disclosure Package and the Prospectus, and have consulted with their legal advisers and independent accountants with regards to such disclosure.

(xlv)        To the Company’s knowledge, there are no affiliations or associations between any member of the FINRA and any of the Company’s officers, directors or 5% or greater securityholders, except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus.

(xlvi)         Neither the Company nor any of the Subsidiaries is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “environmental laws”), owns or operates any real property contaminated with any substance that is subject to environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would, individually or in the aggregate, have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

(xlvii)      The Registration Statement, the General Disclosure Package and the Prospectus fairly and accurately describe (i) all material trends, demands, commitments, events, uncertainties and risks, and the potential effects thereof, that the Company believes would materially affect liquidity, financial condition or results of operations of the Company, and are reasonably likely to occur; and (ii) all off-balance sheet transactions, arrangements, and obligations, including, without limitation, relationships with unconsolidated entities that are contractually limited to narrow activities that facilitate the transfer of or access to assets by the Company or any of its Subsidiaries, such as structured finance entities and special purpose entities, that are reasonably likely to have a material effect on the liquidity of the Company or any of its Subsidiaries or the availability thereof or the requirements of the Company or any of its Subsidiaries for capital resources.

(xlviii)     The Offered ADSs have been approved for listing subject to notice of issuance on the Nasdaq Global Market.

(xlix)        There are no relationships or related-party transactions involving the Company or any of the Subsidiaries or any other person required to be described in the Prospectus which have not been described as required.

(l)            The Company is a “foreign private issuer” within the meaning of Rule 405 under the Act.

(li)           Based on the Company’s financial statements, relevant market data and the projected composition of its income and valuation of its assets, including goodwill, the Company does not expect to be a Passive Foreign Investment Company (“PFIC”) within the meaning of Section 1297(a) of the United States Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder, for the taxable year ending December 31, 2010, and does not expect to become a PFIC in the future.

(lii)          As of the date of the initial filing of the Registration Statement, there were no outstanding personal loans made, directly or indirectly, by the Company or any of its Subsidiaries to any director or executive officer (including his/her spouse, children, any company or undertaking in which he/she holds a controlling interest) of the Company or any of its Subsidiaries.

(liii)         No Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company or any other Subsidiaries of the Company which hold equity interest in such Subsidiary, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company or any other Subsidiaries of the Company any loans or advances to such Subsidiary from the Company or any other Subsidiaries of the Company, or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiaries of the Company.  Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, (A) all dividends declared by a Subsidiary may under any applicable laws and regulations be freely transferred out of the jurisdiction of such Subsidiary’s incorporation and may be paid in United States dollars, and (B) all such dividends and other distributions will not be subject to any other taxes and are otherwise free and clear of any consents, approvals, authorizations, orders, registrations, clearances, or qualifications with any governmental agency.

(liv)         All dividends and other distributions declared and payable on the share capital of the Company may under the current laws and regulations of the Cayman Islands be paid to the Depositary in United States dollars, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the Cayman Islands and are otherwise free and clear of any other tax, withholding or deduction in the Cayman Islands and without the necessity of obtaining any consents, approvals, authorizations, orders, registrations, clearances or qualifications of or with any governmental agency having jurisdiction over the Company or any of its subsidiaries or any of their respective properties in the Cayman Islands.

(lv)          The statements set forth in the Registration Statement, the General Disclosure Package and the Prospectus under the captions “Description of Share Capital” and “Description of American Depositary Shares,” insofar as they purport to constitute a summary of the terms of the Common Shares and the ADSs, respectively, and under the captions “Risk Factors,” “Dividend Policy,” “Enforcement of Civil Liabilities,” “Our Corporate Structure,” “Regulations,” “Taxation” and “Underwriting,” insofar as they purport to describe the provisions of the laws and documents referred to therein, constitute accurate, complete and fair summaries regarding the matters described therein in all material respects.

(lvi)         Each of this Agreement and the Deposit Agreement is in proper form to be enforceable against the Company in the Cayman Islands in accordance with its terms; to ensure the legality, validity, enforceability or admissibility into evidence in the Cayman Islands of this Agreement or the Deposit Agreement, it is not necessary that this Agreement or the Deposit Agreement be filed or recorded with any court or other authority in the Cayman Islands.

(lvii)        No holder of any of the Shares or the Offered ADSs after the consummation of the transactions contemplated by this Agreement or the Deposit Agreement is or will be subject to any personal liability in respect of any liability of the Company by virtue only of its holding of any such Shares or Offered ADSs; and except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, there are no limitations on the rights of holders of the Shares or the Offered ADSs to hold, vote or transfer their securities.

(lviii)       The Registration Statement, all Preliminary Prospectuses, the Prospectus, any Issuer Free Writing Prospectus and the ADS Registration Statement and the filing of the Registration Statement, all Preliminary Prospectuses, the Prospectus, any Issuer Free Writing Prospectus and the ADS Registration Statement with the Commission have been duly authorized by and on behalf of the Company, and the Registration Statement and the ADS Registration Statement have been duly executed pursuant to such authorization by and on behalf of the Company.

(lix)          Except for this Agreement, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the issuance and sale of the Offered ADSs.

(lx)           No transaction, stamp, capital or other issuance, registration, transaction, transfer or withholding tax or duty is payable in the PRC and the Cayman Islands by or on behalf of the Underwriters to any PRC or Cayman Islands tax authority in connection with (i) the issuance, sale and delivery of the Shares by the Company, the issuance of the Offered ADSs by the Depositary, and the delivery of the Offered ADSs to or for the account of the Underwriters; (ii) the purchase from the Company and the initial sale and delivery by the Underwriters of the Offered ADSs to purchasers thereof; (iii) the holding or transfer of the Offered ADSs outside the PRC and the Cayman Islands; (iv) the deposit of the Common Shares with the Depositary (as defined in the Deposit Agreement) and the issuance and delivery of the ADRs evidencing the Offered ADSs; or (v) the execution and delivery of this Agreement or the Deposit Agreement or any other documents to be furnished hereunder.

(lxi)          The choice of laws of the State of New York as the governing law of this Agreement and the Deposit Agreement is a valid choice of law under the laws of the Cayman Islands and will be honored by courts in the Cayman Islands.  The Company has the power to submit, and pursuant to Section 14 of this Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of each United States federal court and New York state court located in the Borough of Manhattan, in The City of New York, New York, United States (each, a “New York Court”), and the Company has the power to designate, appoint and authorize, and pursuant to Section 14 of this Agreement, has legally, validly, effectively and irrevocably designated, appointed an authorized agent for service of process in any action arising out of or relating to this Agreement, the Deposit Agreement or the Offered ADSs in any New York Court, and service of process effected on such authorized agent will be effective to confer valid personal jurisdiction over the Company as provided in Section 14 hereof.

(lxii)         None of the Company or the Subsidiaries nor any of their respective properties, assets or revenues has any right of immunity under any applicable laws in the jurisdiction in which any of the Company or the Subsidiaries is incorporated, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement or the Deposit Agreement; and, to the extent that the Company or any of its respective properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings may at any time be commenced, the Company waives or will waive such right to the extent permitted by law and has consented to such relief and enforcement as provided in Section 14 of this Agreement.

(lxiii)        The Company is aware of and has been advised as to the contents of the Rules on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors jointly promulgated by the Ministry of Commerce, the State Assets Supervision and Administration Commission, the State Tax Administration, the State Administration of Industry and Commerce, the China Securities Regulatory Commission (the “CSRC”) and the State Administration of Foreign Exchange of the PRC on August 8, 2006, effective as of September 8, 2006 and amended on June 22, 2009 (the “M&A Rules”), in particular the relevant provisions thereof which purport to require offshore special purpose vehicles, or SPVs, formed for listing purposes and controlled directly or indirectly by PRC companies or individuals, to obtain the approval of the CSRC prior to the listing and trading of their securities on an overseas stock exchange. The issuance and sale of the Shares and ADSs, the listing and trading of the ADSs on the Nasdaq Global Market or the consummation of the transactions contemplated by this Agreement and, the Deposit Agreement is not and will not be, as of the date hereof and at each time of purchase, adversely affected by the M&A Rules or any official clarifications, guidance, interpretations or implementation rules available to the public in connection with or related to the M&A Rules.

(lxiv)       Each of the Company and its Subsidiaries that were incorporated outside of the PRC has taken, or is in the process of taking, all reasonable steps to comply with, and to ensure compliance by each of its shareholders, option holders, directors, officers and employees that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen with any applicable rules and regulations of the relevant PRC government agencies (including but not limited to the Ministry of Commerce, the National Development and Reform Commission and the State Administration of Foreign Exchange) relating to overseas investment by PRC residents and citizens or overseas listing by offshore special purpose vehicles controlled directly or indirectly by PRC companies and individuals, such as the Company (the “PRC Overseas Investment and Listing Regulations”), including, without limitation, requesting each shareholder, option holder, director, officer and employee that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen to complete any registration and other procedures required under applicable PRC Overseas Investment and Listing Regulations.

(lxv)        None of the information on (or hyperlinked from) the Company’s website at www.hisoft.com includes or constitutes a “free writing prospectus” as defined in Rule 405 under the Act and the Company does not maintain or support any website other than www.hisoft.com.

In addition, any certificate signed by any officer of the Company or any of the Subsidiaries and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Offered ADSs shall be deemed to be a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

(b)           Each of the Selling Shareholders, severally and not jointly and in respect of itself only, represents and warrants to each of the Underwriters as follows:

(i)            Such Selling Shareholder now has and at the Closing Date and the Option Closing Date, as the case may be, will have good and valid title to the Shares to be sold by such Selling Shareholder, free and clear of any liens, encumbrances, equities and claims; and upon the delivery of, against payment for, such Shares pursuant to this Agreement, the Underwriters will acquire good and valid title thereto, free and clear of any liens, encumbrances, equities and claims.

(ii)           Such Selling Shareholder has full right, power and authority to execute and deliver this Agreement, its power of attorney, in the form heretofore furnished to the Representatives (such Selling Shareholder’s “Power of Attorney”) appointing Tiak Koon Loh (director and chief executive officer of the Company) and Christine Lu-Wong (executive vice president and chief financial officer of the Company) as its attorneys-in-fact in connection with the Public Offering, and the Custody Agreement (as such term is defined in Section 2(b) below), and to perform its obligations under such agreements.  This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder.  Each of such Selling Shareholder’s Power of Attorney and the Custody Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder and is a valid and binding agreement of such Selling Shareholder, enforceable against such Selling Shareholder in accordance with its terms.  The execution and delivery of this Agreement and the performance by such Selling Shareholder of its obligations hereunder will not (A) require any consent, approval, authorization, or other order of any court, regulatory body, administrative agency or other governmental body (except (1) as may be required under the Act, state securities laws, Blue Sky laws or FINRA or stock exchange rules and (2) for such consents, approvals, authorizations and orders which, if not obtained, would not reasonably be expected to have a material adverse effect on the ability of such Selling Shareholder to perform its obligations hereunder) or (B) result in a breach of any of the terms and provisions of, or constitute a default under, organizational documents of such Selling Shareholder, or any indenture, mortgage, deed of trust or other agreement or instrument to which such Selling Shareholder is a party, or any order, rule or regulation applicable to such Selling Shareholder of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction over such Selling Shareholder, except for such breaches or defaults that would not be reasonably expected to have a material adverse effect on the ability of such Selling Shareholder to perform its obligations hereunder.

(iii)          Such Selling Shareholder has furnished to the Representatives, prior to the date of this Agreement, a letter or letters substantially in the form of Exhibit C-1 or Exhibit C-2, as applicable, attached hereto.

(iv)          Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to, or which has constituted, or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of the ADSs of the Company.

(v)           The written information pertaining to such Selling Shareholder under the caption “Principal and Selling Shareholders” in the Registration Statement and the Prospectus (and any similar section or information contained in the General Disclosure Package) furnished to the Company by such Selling Shareholder expressly for inclusion therein is true and accurate in all material respects.

(vi)          No consent, approval or waiver is required under any instrument or agreement to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or under which it is entitled to any right or benefit, in connection with the offering, sale or purchase by the Underwriters of any of the Shares which may be sold by such Selling Shareholder under this Agreement or the performance by such Selling Shareholder of any of its obligations hereunder, except for such consents, approvals or waivers which, if not obtained, would not reasonably be expected to have a material adverse effect on the ability of such Selling Shareholder to perform its obligations hereunder.

(vii)         There are no affiliations or associations between any member of the FINRA and such Selling Shareholder or any affiliate of such Selling Shareholder, except as set forth in the Registration Statement or, to the extent applicable, as disclosed in writing to the Representatives by such Selling Shareholder in its FINRA questionnaire delivered in connection with the offering of the Offered ADSs prior to the execution of this Agreement.

2.             Purchase, Sale and Delivery of the Firm ADSs.

(a)           On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Company agrees to sell to the Underwriter 9,500,000 Firm Shares and each of the Selling Shareholders, severally and not jointly, agrees to sell to the Underwriters the number of Firm Shares set forth opposite the name of such Selling Shareholder in Schedule II hereof, and each Underwriter agrees, severally and not jointly, to purchase, at a price of $[•] per ADS, the number of Firm ADSs set forth opposite the name of each Underwriter in Schedule I hereof, subject in each case to adjustments in accordance with Section 9 hereof.  The number of Firm Shares to be purchased by each Underwriter from each Selling Shareholder shall be as nearly as practicable in the same proportion to the total number of Firm Shares being sold by each Selling Shareholder as the number of Firm Shares being purchased by each Underwriter bears to the total number of Firm Shares to be sold hereunder.  The obligations of the Company and of each of the Selling Shareholders shall be several and not joint.

(b)           Certificates in negotiable form for the total number of the Shares to be sold hereunder by the Selling Shareholders have been placed in custody with the Company as custodian (the “Custodian”) pursuant to the custody agreement executed by each Selling Shareholder (such Selling Shareholder’s “Custody Agreement”) for delivery of all Firm Shares and any Option Shares to be sold hereunder by the Selling Shareholders.  Each of the Selling

Shareholders, severally and not jointly, specifically agrees that the Firm Shares and any Option Shares represented by the certificates held in custody for such Selling Shareholder under the Custody Agreement are subject to the interests of the Underwriters hereunder, that the arrangements made by such Selling Shareholder for such custody are to that extent irrevocable, and that the obligations of such Selling Shareholder thereunder shall not be terminable by any act or deed of such Selling Shareholder (or by any other person, firm or corporation including the Company, the Custodian or the Underwriters) or by operation of law (including the dissolution of a Selling Shareholder) or by the occurrence of any other event or events, except as set forth in the Custody Agreement.  If any such event should occur prior to the delivery to the Underwriters of the Firm Shares or the Option Shares hereunder, certificates for the Firm Shares or the Option Shares, as the case may be, shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement and the respective Custody Agreement as if such event has not occurred.  The Custodian is authorized to receive and acknowledge receipt of the proceeds of sale of the Shares held by it against delivery of such Shares.

(c)           Payment for the Firm ADSs to be sold hereunder is to be made in Federal (same day) funds to an account designated by the Company for the ADSs to be sold by it and to an account designated by the Custodian for the ADSs to be sold by the Selling Shareholders, in each case, against delivery of certificates therefor to the Representatives for the several accounts of the Underwriters.  Such payment and delivery are to be made through the facilities of The Depository Trust Company, at 10:00 a.m., New York City Time, on the third business day after the date of this Agreement or at such other time and date not later than five business days thereafter as you and the Company shall agree upon, such time and date being herein referred to as the “Closing Date.”  As used herein, “business day” means a day on which the Nasdaq Global Market is open for trading and on which banks in New York are open for business and not permitted by law or executive order to be closed.

(d)           In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, each of the Selling Shareholders listed on Schedule III hereto, severally and not jointly, hereby grants an option to the several Underwriters to purchase up to the number of Option ADSs set forth opposite the name of such Selling Shareholder, as applicable, in Schedule III hereof at the price per ADS as set forth in clause (a) of this Section 2.  The option granted hereby may be exercised in whole or in part by giving written notice (i) at any time before the Closing Date and (ii) at any time, from time to time thereafter within 30 days after the date of this Agreement, by you, as the Representatives of the several Underwriters, to the Attorney in Fact (as defined in such Selling Shareholder’s Power of Attorney) and the Custodian setting forth the number of Option ADSs as to which the several Underwriters are exercising the option and the time and date at which such certificates are to be delivered.  If the option granted hereby is exercised in part, the respective number of Option ADSs to be sold by each of the Selling Shareholders listed in Schedule III hereto shall be determined on a pro rata basis in accordance with the percentages set forth opposite their names on Schedule III hereto.  The time and date at which certificates for Option Shares are to be delivered shall be determined by the Representatives but shall not be earlier than three nor later than 10 full business days after the exercise of such option, nor in any event prior to the Closing Date (such time and date being herein referred to as the “Option Closing Date”).  If the date of exercise of the option is three or more days before the Closing Date, the notice of exercise shall set the Closing Date as the Option Closing Date.  The number of Option ADSs to be purchased by each Underwriter shall be in the same proportion to the total number of Option ADSs being purchased as the number of Firm ADSs being purchased by such Underwriter bears to the total number of Firm ADSs, adjusted by you in such manner as to avoid fractional ADSs.  The option with respect to the Option ADSs granted hereunder may be exercised only to cover over-allotments in the sale of the Firm ADSs by the Underwriters. You, as the Representatives of the several Underwriters, may cancel such option at any time prior to its expiration by giving written notice of such cancellation to the Company and the Selling Shareholders listed in Schedule III hereto.  To the extent, if any, that the option is exercised, payment for the Option ADSs shall be made on the Option Closing Date in Federal (same day) funds drawn to the order of the Attorney in Fact and the Custodian for the Option ADSs to be sold by the Selling Shareholders listed in Schedule III hereto against delivery of certificates therefor through the facilities of The Depository Trust Company, New York, New York.

3.                             Offering by the Underwriters.

It is understood that the several Underwriters are to make a public offering (the “Public Offering”) of the Firm ADSs as soon as the Representatives deem it advisable to do so.  The Firm ADSs are to be offered to the public at the public offering price set forth in the Prospectus.  The Representatives may from time to time thereafter change the public offering price and other selling terms.

It is further understood that you will act as the Representatives for the Underwriters in the offering and sale of the Offered ADSs in accordance with a Master Agreement Among Underwriters entered into by you and the several other Underwriters.

4.                             Covenants.

(a)           The Company covenants and agrees with the several Underwriters that:

(i)            The Company will (A) prepare and timely file with the Commission under Rule 424(b) under the Act a Prospectus in a form approved by the Representatives containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A under the Act and (B) not file any amendment to the Registration Statement or distribute an amendment or supplement to the General Disclosure Package or the Prospectus of which the Representatives shall not previously have been advised and furnished with a copy or to which the Representatives shall have reasonably objected in writing or which is not in compliance in any material respect with the Rules and Regulations.

(ii)           The Company will (i) not make any offer relating to the Offered ADSs that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 under the Act) required to be filed by the Company with the Commission under Rule 433 under the Act unless the Representatives approve its use in writing prior to first use (each, a “Permitted Free Writing Prospectus”); provided that the prior written consent of the Representatives hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectus(es) included in Schedule V hereto, (ii) treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, (iii) comply with the requirements of Rules 164 and 433 under the Act applicable to any

Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping and (iv) not take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Act a free writing prospectus prepared by or on behalf of such Underwriter that such Underwriter otherwise would not have been required to file thereunder.  The Company will satisfy the conditions in Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show.

(iii)          The Company will advise the Representatives promptly (A) when the Registration Statement or any post-effective amendment thereto shall have become effective, (B) of receipt of any comments from the Commission, (C) of any request of the Commission for amendment of the Registration Statement or for supplement to the General Disclosure Package or the Prospectus or for any additional information, and (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or of the institution of any proceedings for that purpose or pursuant to Section 8A of the Act.  The Company will use its best efforts to prevent the issuance of any such order and to obtain as soon as possible the lifting thereof, if issued.

(iv)          The Company will cooperate with the Representatives in endeavoring to qualify the Offered ADSs for sale under the securities laws of such jurisdictions as the Representatives may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided, however, the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent.  The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representatives may reasonably request for distribution of the Offered ADSs.

(v)           The Company will deliver to, or upon the order of, the Representatives, from time to time, as many copies of any Preliminary Prospectus as the Representatives may reasonably request.  The Company will deliver to, or upon the order of, the Representatives, from time to time, as many copies of any Issuer Free Writing Prospectus as the Representatives may reasonably request. The Company will deliver to, or upon the order of, the Representatives during the period when delivery of a Prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the Act) (the “Prospectus Delivery Period”) is required under the Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representatives may reasonably request.  The Company will deliver to the Representatives at or before the Closing Date, conformed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Representatives such number of copies of the Registration Statement (including such number of copies of the exhibits filed therewith that may reasonably be requested), and of all amendments thereto, as the Representatives may reasonably request.

(vi)          The Company will comply with the Act and the Rules and Regulations, and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Offered ADSs as contemplated in this Agreement and the Prospectus.  If during the period in which a prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the Act) is required by law to be delivered by an Underwriter or dealer, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with the Act and the Rules and Regulations, and the Exchange Act, and the rules and regulations of the Commission thereunder, the Company will promptly prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the Act and the Rules and Regulations, and the Exchange Act, and the rules and regulations of the Commission thereunder.

(vii)         If the General Disclosure Package is being used to solicit offers to buy the Offered ADSs at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the General Disclosure Package in order to make the statements therein, in the light of the circumstances, not misleading, or to make the statements therein not conflict with the information contained in the Registration Statement then on file, or if it is necessary at any time to amend or supplement the General Disclosure Package to comply with the Act and the Rules and Regulations, and the Exchange Act, and the rules and regulations of the Commission thereunder, the Company will promptly prepare, file with the Commission (if required) and furnish to the Underwriters and any dealers an appropriate amendment or supplement to the General Disclosure Package.

(viii)        Prior to the Closing Date and the Option Closing Date, the Company will deposit Common Shares with the Depositary in accordance with the provisions of the Deposit Agreement and will otherwise comply with the Deposit Agreement so that ADRs evidencing Offered ADSs will be executed (and, if applicable, countersigned) and issued by the Depositary against receipt of such Common Shares and delivered to the Underwriters at such Closing Date or Option Closing Date.

(ix)           The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement, an earnings statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the requirements of Section 11(a) of the Act and Rule 158 under the Act and will advise you in writing when such statement has been so made available.

(x)            During the period of five years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report of the Company filed with the Commission under the Exchange Act or mailed to stockholders; and (ii) from time to time, such other information concerning the Company as the Representatives may reasonably request.  However, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act and is

timely filing reports with the Commission on its Electronic Data Gathering, Analysis and Retrieval system, it is not required to furnish such reports or statements to the Underwriters.

(xi)           Prior to the Closing Date, the Company will furnish to the Underwriters, as soon as they have been prepared by or are available to the Company, a copy of any unaudited interim financial statements of the Company for any period subsequent to the period covered by the most recent financial statements appearing in the Registration Statement, the General Disclosure Package and the Prospectus.

(xii)          No offering, sale, short sale or other disposition of Common Shares or ADSs of the Company or other securities convertible into or exchangeable or exercisable for Common Shares or ADSs or derivative of Common Shares underlying ADSs (or agreement for such) will be made for a period of 90 days after the date of the Prospectus, directly or indirectly, by the Company otherwise than hereunder or with the prior written consent of the Representatives; provided, however, that the Company may (i) grant employee stock options and nonvested common shares pursuant to the terms of any stock option or similar equity incentive or compensation plan approved by the board of directors and shareholders of the Company, which is in effect at the Applicable Time, (ii) issue and sell Shares upon the exercise of such employee stock options, and (iii) offer, issue and transfer Common Shares or ADSs of the Company or securities convertible or exercisable for Common Shares or ADSs of the Company (collectively, the “M&A Shares”) in connection with the merger and/or acquisition of another company or the business or assets of another company, provided however that such M&A Shares shall not exceed 5% of the overall share capital of the Company outstanding as of the date of this Agreement, and provided further that it shall be a condition precedent to the transfer of any M&A Shares that the transferee execute an agreement stating that the transferee is receiving and holding the M&A Shares subject to restrictions set forth in Exhibit C hereto.  Notwithstanding the foregoing, if (1) during the last 17 days of the 90-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 90-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day restricted period, then in each case the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the date of the release of the earnings results or the occurrence of material news or a material event relating to the Company, as the case may be, unless the Representatives waive, in writing, such extension.

(xiii)         The Company will use its best efforts to list the Offered ADSs on the Nasdaq Global Market and maintain the listing of the Offered ADSs on the Nasdaq Global Market.

(xiv)        The Company shall apply the net proceeds of its sale of the Offered ADSs as set forth in the Registration Statement, the General Disclosure Package and the Prospectus and shall file such reports with the Commission with respect to the sale of the Offered ADSs and the application of the proceeds therefrom as may be required in accordance with Rule 463 under the Act.

(xv)         The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Offered ADSs in such a manner as would require the Company or any of the Subsidiaries to register as an investment company under the 1940 Act.

(xvi)        The Company will indemnify and hold harmless the Underwriters against any documentary, stamp or similar issue tax, including any interest and penalties, on the creation, issue and sale of the Offered ADSs and on the execution and delivery of this Agreement.

(xvii)       Prior to the Closing Date or the Option Closing Date, the Company will not issue any press release or other communication directly or indirectly and will not hold any press conference with respect to the Company or any of the Subsidiaries, the financial condition, results of operations, business, properties, assets, or liabilities of the Company or any of the Subsidiaries, or the offering of the ADSs, without your prior consent.

(xviii)      The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

(b)           Each of the Selling Shareholders, severally and not jointly, covenants and agrees with the several Underwriters that:

(i)            In order to facilitate the Underwriters’ documentation of their respective compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 and the Interest and Dividend Tax Compliance Act of 1983 with respect to the transactions herein contemplated, such Selling Shareholder will deliver to you prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-8 or W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

(ii)           Such Selling Shareholder will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

(iii)          Such Selling Shareholder agrees that it will not prepare or have prepared on its behalf or use or refer to, any “free writing prospectus” (as defined in Rule 405 under the Act), and agrees that it will not distribute any written materials in connection with the offer or sale of the ADSs.

(iv)          During the Prospectus Delivery Period, such Selling Shareholder will advise the Representatives promptly, and will confirm such advice in writing to the Representatives, of any material change in the information relating to such Selling Shareholder in the Registration Statement, the Prospectus or any document comprising the General Disclosure Package.

5.                             Costs and Expenses.

The Company will pay all costs, expenses and fees incident to the performance of the obligations of the Company under this Agreement, including, without limiting the generality of the foregoing, the following: accounting fees of the Company; the fees and disbursements of counsel for the Company; any road show expenses of the Company; the fees owed by the Company to the Depositary, if any; the cost of printing and delivering to, or as requested by, the Underwriters copies of the Registration Statement, Preliminary Prospectuses, the Issuer Free Writing Prospectuses, the Prospectus, the Blue Sky Survey and any supplements or amendments thereto as well as copies or originals of any documents delivered by the

Company at the Closing Date or any Option Closing Date; the filing fees of the Commission; the filing fees and reasonable expenses (including reasonable legal fees and disbursements) incident to securing any required review by the FINRA of the terms of the sale of the Offered ADSs; any listing fees of the Nasdaq Global Market; the costs and expenses (including without limitation any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Offered ADSs made by the Underwriters caused by a breach of the representation in Section 1(a)(ii); and, after consultation with the Company prior to commencing any qualification of the Offered ADSs under state securities or Blue Sky laws, the reasonable expenses, including the reasonable fees and disbursements of counsel for the Underwriters, incurred in connection with the qualification of the Offered ADSs under state securities or Blue Sky laws.  In addition, the Company will pay all costs, expenses and fees incident to the performance of the obligations of the Selling Shareholders under this Agreement and the Selling Shareholders’ participation in the Public Offering to the extent provided for under Section 3.4(b) of the Third Amended and Restated Investors’ Rights Agreement, dated as of March 15, 2010, among the Company, the Selling Shareholders and certain other shareholders of the Company, which, for the avoidance of doubt, in relation to any legal fees, expenses and disbursements, shall be limited to the reasonable fees and expenses (including disbursements) of Debevoise & Plimpton LLP, U.S. counsel for the Selling Shareholders.  Any transfer taxes imposed on the sale of the Shares to the several Underwriters will be paid by the Company.  The Company shall not, however, be required to pay for any costs, expenses or fees incurred by the Underwriters other than those related to qualification under FINRA regulation and state securities or Blue Sky laws; for the avoidance of doubt, the costs of any private jet used in connection with the roadshow shall be apportioned between the Company and the Underwriters based on the hours travelled by the respective passengers from the Company and the Underwriters.  In addition, if the Agreement is consummated, the Underwriters will reimburse the Company for expenses in an amount equivalent to 0.5% of gross offering proceeds of the Company and the Selling Shareholders (including proceeds from the sale of the Option ADSs, if applicable).  Notwithstanding the foregoing, if this Agreement shall not be consummated because the conditions in Section 6 hereof are not satisfied, or because this Agreement is terminated by the Representatives pursuant to Section 11 hereof, or by reason of any failure, refusal or inability on the part of the Company to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on their part to be performed, the Company shall not in any event be liable to reimburse the several Underwriters for fees and disbursements of counsel for the Underwriters; and the Company shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by them of the Offered ADSs.

6.                             Conditions of Obligations of the Underwriters.

The several obligations of the Underwriters to purchase the Firm ADSs on the Closing Date and the Option ADSs, if any, on any Option Closing Date, are subject to the accuracy, as of the Applicable Time, the Closing Date or any Option Closing Date, as the case may be, of the representations and warranties of the Company and the Selling Shareholders contained herein, and to the performance by the Company and the Selling Shareholders of their covenants and obligations hereunder and to the following additional conditions:

(a)           The Registration Statement and all post-effective amendments thereto shall have become effective and the Prospectus and each Issuer Free Writing Prospectus required shall have been filed as required by Rules 424, 430A, or 433 under the

Act, as applicable, within the time period prescribed by, and in compliance with, the Rules and Regulations, and any request of the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Representatives and complied with to their reasonable satisfaction.  No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Act shall have been taken or, to the knowledge of the Company, shall be contemplated or threatened by the Commission and no injunction, restraining order or order of any nature by a Federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Offered ADSs.

(b)           The Representatives shall have received an opinion and a letter, dated the Closing Date or the Option Closing Date, as the case may be, of Simpson Thacher & Bartlett LLP, United States counsel for the Company, substantially in the form of Exhibit D-1 hereto.

(c)           The Representatives shall have received an opinion, dated the Closing Date or the Option Closing Date, as the case may be, of Conyers Dill & Pearman, Cayman Islands counsel for the Company, substantially in the form of Exhibit D-2 hereto.

(d)           The Representatives shall have received an opinion, dated the Closing Date or the Option Closing Date, as the case may be, of Fangda Partners, PRC counsel for the Company, substantially in the form of Exhibit D-3 hereto.

(e)           The Representatives shall have received an opinion, dated the Closing Date or the Option Closing Date, as the case may be, of each of Nagashima Ohno & Tsunematsu, the Japan counsel for hiSoft Japan Co., Ltd., and Mash & Bahrick, the Delaware counsel for HiSoft Envisage Inc., substantially in the form of Exhibit D-4 hereto.

(f)            The Representatives shall have received an opinion, dated as of the Closing Time or the Option Closing Date, of Debevoise & Plimpton LLP, United States counsel for the Selling Shareholders except for Granite Global Ventures L.P., Granite Global Ventures (Q.P.) L.P., Granite Global Ventures II L.P., GGV II Entrepreneurs Fund L.P., Tian Hai International Limited and HSI Holdings LLC, substantially in the form of Exhibit E-1-1 hereto; of Cooley LLP, United States counsel and Delaware counsel for Granite Global Ventures L.P., Granite Global Ventures (Q.P.) L.P., Granite Global Ventures II L.P. and GGV II Entrepreneurs Fund L.P., substantially in the form of Exhibit E-1-2 hereto, and of Burns & Levinson LLP, United States counsel for Tian Hai International Limited and HSI Holdings LLC, substantially in the form of Exhibit E-1-3 hereto.

(g)           The Representatives shall have received an opinion, dated as of the Closing Time or the Option Closing Date, as the case may be, of Conyers Dill & Pearman, Cayman Islands counsel for JAFCO Asia Technology Fund II, Intel Capital (Cayman) Corporation, and British Virgin Islands counsel for Tian Hai International Limited, substantially in the form of Exhibit E-2-1 hereto; of Conyers Dill & Pearman, Cayman Islands counsel for Draper Fisher Jurvetson ePlanet Ventures, L.P. substantially in the form of Exhibit-E-2-2 hereto; of in-house counsel for International Finance Corporation, substantially in the form of Exhibit E-2-3 hereto; of Boughton Peterson Yang Anderson, Hong Kong counsel for Sumitomo Corporation Equity Asia Limited, substantially in the form of Exhibit E-2-4; Manatt, Phelps & Phillips, LLP, California counsel for Draper Fisher

Jurvetson ePlanet Partners Fund, LLC, substantially in the form of Exhibit E-2-5, Freshfields Bruckhaus Deringer, German counsel for Draper Fisher Jurvetson ePlanet Ventures GmbH & Co. KG, substantially in the form of Exhibit E-2-6, and Mash & Bahrick, California counsel for HSI Holdings LLC, substantially in the form of Exhibit E-2-7.

(h)           The Representatives shall have received from Shearman & Sterling LLP, United States counsel for the Underwriters, an opinion dated the Closing Date or the Option Closing Date, as the case may be, with respect to such matters as the Representatives may require, and the Company and the Selling Shareholders shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(i)            The Representatives shall have received from Commerce & Finance Law Offices, PRC counsel for the Underwriters, such opinion or opinions, dated the Closing Date or the Option Closing Date, as the case may be, with respect to such matters as the Representatives may require, and the Company and the Selling Shareholders shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(j)            The Representatives shall have received from White & Case LLP, United States counsel for the Depositary, such opinion or opinions, dated the Closing Date or the Option Closing Date, as the case may be, substantially in the form of Exhibit F hereto.

(k)           The Representatives shall have received, on each of the date hereof, the Closing Date and, if applicable, any Option Closing Date, a letter dated the date hereof, the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to you, of Deloitte Touche Tohmatsu CPA Ltd. confirming that they are an independent registered public accounting firm with respect to the Company and the Subsidiaries within the meaning of the Act and the applicable Rules and Regulations and the PCAOB and stating that in their opinion the financial statements and schedules examined by them and included in the Registration Statement, the General Disclosure Package and the Prospectus comply in form in all material respects with the applicable accounting requirements of the Act and the related Rules and Regulations; and containing such other statements and information as is ordinarily included in accountants’ “comfort letters” to Underwriters with respect to the financial statements and certain financial and statistical information contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(l)            The Representatives shall have received on the Closing Date and, if applicable, any Option Closing Date, as the case may be, a certificate or certificates of the Chief Executive Officer and the Chief Financial Officer of the Company to the effect that, as of the Closing Date or the Option Closing Date, as the case may be, each of them severally represents as follows:

(1)           The Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement and no order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus has been issued, and no proceedings for such purpose or pursuant to Section 8A of the Act have been taken or are, to his or her knowledge, contemplated or threatened by the Commission;

(2)           The representations and warranties of the Company contained in Section 1(a) hereof are true and correct as of the Closing Date or the Option Closing Date, as the case may be;

(3)           All filings required to have been made pursuant to Rules 424, 430A, 430B or 430C under the Act have been made as and when required by such rules;

(4)           He or she has carefully examined the General Disclosure Package and any individual Limited Use Free Writing Prospectus and, in his or her opinion, as of the Applicable Time, the statements contained in the General Disclosure Package and any individual Limited Use Free Writing Prospectus did not contain any untrue statement of a material fact, and such General Disclosure Package and any individual Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(5)           He or she has carefully examined the Registration Statement and, in his or her opinion, as of the effective date of the Registration Statement, the Registration Statement and any amendments thereto did not contain any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement to or an amendment of the Prospectus which has not been so set forth in such supplement or amendment;

(6)           He or she has carefully examined the Prospectus and, in his or her opinion, as of its date and the Closing Date or the Option Closing Date, as the case may be, the Prospectus and any amendments and supplements thereto did not contain any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

(7)           Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and Prospectus, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business.

(m)          The Representatives shall have received on the Closing Date and, if applicable, the Option Closing Date, as the case may be, a certificate of the Selling Shareholders to the effect that, as of the Closing Date or the Option Closing Date, as the

case may be, each of them severally and not jointly and in respect of itself only, represents as follows:

(1)           The representations and warranties of such Selling Shareholder in respect of itself contained in Section 1(b) hereof are true and correct as of the Closing Date or the Option Closing Date, as the case may be; and

(2)           Such Selling Shareholder has complied in all material respects with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or prior to such date.

(n)           On the date hereof, each Selling Shareholder shall have furnished for review by the Representatives executed copies of such Selling Shareholder’s Power of Attorney and Custody Agreement.

(o)           The Company and the Selling Shareholders shall have furnished to the Representatives such further certificates and documents confirming the representations and warranties, covenants and conditions contained herein and related matters as the Representatives may reasonably have requested.

(p)           The Firm ADSs and Option ADSs, if any, have been approved for listing upon notice of issuance on the Nasdaq Global Market.

(q)           The Company, each Selling Shareholder, each officer and director of the Company and the holders of most of the common shares of the Company shall have furnished to the Representatives, prior to the date of this Agreement, a letter or letters substantially in the form attached hereto as Exhibit C-1 or Exhibit C-2, as applicable.

(r)            The Company and the Depositary shall have executed and delivered the Deposit Agreement, in form and substance reasonably satisfactory to the Underwriters, and the Deposit Agreement shall be in full force and effect.

(s)           The Depositary or its custodian shall have delivered to the Company at such Closing Date or any Option Closing Date, as applicable, a receipt satisfactory to the Underwriters evidencing the deposit with the Depositary or its nominee of the Common Shares being so deposited against issuance of ADRs evidencing the Offered ADSs to be delivered by the Company at such Closing Date.

The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects satisfactory to the Representatives and to Shearman & Sterling LLP, United States counsel for the Underwriters.

If any of the conditions hereinabove provided for in this Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representatives by notifying the Company of such termination in writing or by telegram at or prior to the Closing Date or the Option Closing Date, as the case may be.

In such event, the Company, the Selling Shareholders and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 5 and 8 hereof).

7.                             Conditions of the Obligations of the Company and the Selling Shareholders.

The respective obligations of the Company and each of the Selling Shareholders to sell and deliver the portion of the Offered ADSs required to be delivered as and when specified in this Agreement are subject to the conditions that at the Closing Date or the Option Closing Date, as the case may be, no stop order suspending the effectiveness of the Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened.

8.                             Indemnification.

(a)           The Company agrees:

(1)           to indemnify and hold harmless each Underwriter, the directors and officers of each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which such Underwriter or any such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the ADS Registration Statement, the Form 8-A Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, (ii) with respect to the Registration Statement, the ADS Registration Statement, the Form 8-A Registration Statement, or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) with respect to any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, the ADS Registration Statement, the Form 8-A Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by the Underwriters by or through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 13 herein; and

(2)           to reimburse each Underwriter, each Underwriters’ directors and officers, and each such controlling person upon demand for any legal or other out-of-pocket expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Offered ADSs, whether or not such Underwriter or controlling person is a party to any action or proceeding.  In the event that it is finally judicially determined that the Underwriters were not entitled to receive payments for legal and other expenses pursuant to this subparagraph, the Underwriters will promptly return all sums that had been advanced pursuant hereto.

(b)           Each Selling Shareholder, severally and not jointly, agrees to indemnify each Underwriter, each Underwriter’s directors and officers and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which such Underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the General Disclosure Package or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the General Disclosure Package or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information pertaining to such Selling Shareholder furnished to the Company by such Selling Shareholder expressly for inclusion therein.  The indemnity provided by each Selling Shareholder under this subsection (b) shall not exceed the total proceeds (after deducting underwriting commissions, but before taxes and other expenses payable by such Selling Shareholder) received by such Selling Shareholder from the Underwriters in the offering.

(c)           Each Underwriter severally and not jointly will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, the Selling Shareholders, and each person, if any, who controls the Company or the Selling Shareholders within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer, Selling Shareholder or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the ADS Registration Statement, the Form 8-A Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, (ii) with respect to the Registration Statement the ADS Registration Statement, the Form 8-A Registration Statement, or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) with respect to any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, Selling Shareholder or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, the ADS Registration Statement, the Form 8-A Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Underwriter by or through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 13 herein.  This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

(d)           In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing.  No indemnification provided for in Section 8(a), (b) or (c) shall be available to any party who shall fail to give notice as provided in this Section 8(d) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 8(a), (b) or (c).  In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding.  In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense.  Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel,  (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to assume the defense and employ counsel reasonably acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action.  Such firm shall be designated in writing by you in the case of parties indemnified pursuant to Section 8(a) or (b) and by the Company and the Selling Shareholder in the case of parties indemnified pursuant to Section 8(c).  The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.  In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding.

(e)           To the extent the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under Section 8(a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Offered ADSs.  If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations.  The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds (after deducting underwriting commissions, but before taxes and other expenses payable by such Selling Shareholder) received by the Company and the Selling Shareholders from the Underwriters in the offering, as the case may be, bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholders on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(e).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 8(e), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Offered ADSs purchased by such Underwriter, (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation, and (iii) no Selling Shareholder shall be required to contribute any amount in excess of the total proceeds (after deducting underwriting commissions, but before taxes and other expenses payable by such Selling Shareholder) received by such Selling Shareholder from the Underwriters in the offering.  The Underwriters’ obligations in this Section 8(e) to contribute are several in proportion to their respective underwriting obligations and not joint.  The Selling Shareholders’ obligations in this Section 8(e) to contribute are several in proportion to the number of Shares sold by each Selling Shareholder pursuant to this Agreement and not joint.  No party shall be liable for contribution under this Section 8(e) except to the extent and under such circumstances as such party would have been liable for indemnification under this Section 8 if such indemnification were available or enforceable under applicable law.

(f)            In any proceeding relating to the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join it as an additional defendant in any such proceeding in which such other contributing party is a party.  Notwithstanding the foregoing, the parties acknowledge and agree that no provision of this Agreement in any way constitutes or implies a waiver, termination or modification by International Finance Corporation of any privilege, immunity or exemption of International Finance Corporation granted in the Articles of Agreement establishing International Finance Corporation, international conventions or applicable law.

(g)           Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred.

9.                             Default by Underwriters.

If on the Closing Date or the Option Closing Date, as the case may be, any Underwriter shall fail to purchase and pay for the portion of the Offered ADSs which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company or a Selling Shareholder), you, as Representatives of the Underwriters, shall use your reasonable efforts to procure within 36 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company such amounts as may be agreed upon and upon the terms set forth herein, the Offered ADSs which the defaulting Underwriter or Underwriters failed to purchase.  If during such 36 hours you, as such Representatives, shall not have procured such other Underwriters, or any others, to purchase the Offered ADSs agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate number of ADSs with respect to which such default shall occur does not exceed 10% of the Offered ADSs to be purchased on the Closing Date or the Option Closing Date, as the case may be, the other Underwriters shall be obligated, severally, in proportion to the respective numbers of Offered ADSs which they are obligated to purchase hereunder, to purchase the Offered ADSs which such defaulting Underwriter or Underwriters failed to purchase, or (b) if the aggregate number of ADSs with respect to which such default shall occur exceeds 10% of the Offered ADSs to be purchased on the Closing Date or the Option Closing Date, as the case may be, the Company and the Selling Shareholders or you, as the Representatives of the Underwriters, will have the right, by written notice given within the next 36-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriters or of the Company or of the Selling Shareholders

except to the extent provided in Sections 5 and 8 hereof.  In the event of a default by any Underwriter or Underwriters, as set forth in this Section 9, the Closing Date or Option Closing Date, as the case may be, may be postponed for such period, not exceeding seven days, as you, as Representatives, may determine in order that the required changes in the Registration Statement, the General Disclosure Package or in the Prospectus or in any other documents or arrangements may be effected.  The term “Underwriter” includes any person substituted for a defaulting Underwriter.  Any action taken under this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

10.                           Notices.

All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered, telecopied and confirmed as follows:  if to the Underwriters, to Deutsche Bank Securities Inc., at 60 Wall Street, 4th Floor, New York, New York  10005, United States, Attention: Samir Abu-Khadra, fax number +1-212-797-9344, with a copy to Deutsche Bank Securities Inc., at 60 Wall Street, 4th Floor, New York, New York 10005, United States, Attention: Equity Capital Markets Syndicate, to UBS AG, at 52/F, International Finance Center, 8 Finance Street, Central, Hong Kong, Attention: General Counsel, and to Citigroup Global Markets Inc., at 388 Greenwich Street, New York, New York 10013, United States, Attention: General Counsel, fax number +1-212-816-7912; if to the Company, to HiSoft Technology International Limited, 6/F Haya Plaza, 1 Shangdi East Road, Haidian District, Beijing 100085,  People’s Republic of China, Attention: Chief Financial Officer, fax number +86-411-8479-1350 and +86-10-5987-5599; and if to a Selling Shareholder, to the address and facsimile number of such Selling Shareholder provided in Schedule II.

11.                           Termination.

This Agreement may be terminated by you by notice to the Company and the Selling Shareholders:

(a)           at any time prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to Option ADSs) if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, (ii) any outbreak or escalation of hostilities or declaration of war or national emergency or other national or international calamity or crisis (including, without limitation, an act of terrorism) or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States, the PRC or the Cayman Islands would, in your judgment, make it impracticable or inadvisable to market the Offered ADSs, or (iii) suspension of trading in securities generally on the New York Stock Exchange, the NYSE Amex Equities, the Nasdaq Global Select Market, the Nasdaq Global Market or the Shanghai Stock Exchange or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on any such Exchange, (iv) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which in your reasonable opinion materially and adversely affects or may materially and adversely affect the business or operations of the Company, (v) the declaration of a banking moratorium by the United States, New York State, PRC or Cayman Islands authorities, (vi) the suspension of trading of the Company’s ADSs by the Nasdaq Global Market, the Commission, or any other governmental authority or, (vii) the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the United States, the PRC or the Cayman Islands; or

(b)           as provided in Sections 6 and 9 of this Agreement.

12.                           Successors.

This Agreement has been and is made solely for the benefit of the Underwriters, the Company, the Selling Shareholders and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder.  No purchaser of any of the Offered ADSs from any Underwriter shall be deemed a successor or assign merely because of such purchase.

13.                           Information Provided by Underwriters and Selling Shareholders.

The Company, the Selling Shareholders and the Underwriters acknowledge and agree that the only information furnished or to be furnished by any Underwriter to the Company for inclusion in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus consists of the information set forth in the second, third, fifth, fourteenth to twentieth, and twenty-third paragraphs under the caption “Underwriting” in the Prospectus.

The Company, the Selling Shareholders and the Underwriters acknowledge and agree that the only information pertaining to any Selling Shareholder furnished or to be furnished by such Selling Shareholder to the Company for inclusion in the Registration Statement, the General Disclosure Package or the Prospectus, or any amendment or supplement thereto, including for purposes of Section 1(b)(v) and 8(b) of this Agreement, is set forth opposite such Selling Shareholder’s name in the table (including information contained in the relevant footnotes therein) under the heading “Principal and Selling Shareholders” therein.

14.                           Applicable Law

This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, including, without limitation, Section 5-1401 of the New York General Obligations Law.

The Company and the Selling Shareholders hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.  The Company and the Selling Shareholders irrevocably and unconditionally waive any objection to the laying of venue of any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in Federal and state courts in the Borough of Manhattan in The City of New York and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit or proceeding in any such court has been brought in an inconvenient forum.  The Company and the Selling Shareholders irrevocably appoint Law Debenture Corporate Services Inc., 400 Madison Avenue, 4th Floor, New York, New York 10017, United States, as their respective authorized agent in the Borough of Manhattan in The City of New York upon which process may be served in any such suit or proceeding, and agree that service of process upon such agent, and written notice of said service to the Company or each Selling Shareholder by the person serving the same to the address provided in Section 10, shall be deemed in every respect effective service of process upon the Company or each Selling Shareholder, as the case may be, in any such suit or proceeding.  The Company and the Selling Shareholders further agree to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of seven years from the date of this Agreement.  All references in this paragraph to “Selling Shareholders” shall be deemed to exclude International Finance Corporation.

15.                           Miscellaneous.

The obligations of the Company and the Selling Shareholders pursuant to this Agreement in respect of any sum due to any Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day, following receipt by such Underwriter of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such Underwriter may in accordance with normal banking procedures purchase United States dollars with such other currency; if the United States dollars so purchased are less than the sum originally due to such Underwriter hereunder, the Company and each Selling Shareholder, severally and not jointly, agree, as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter against such loss.  If the United States dollars so purchased are greater than the sum originally due to such Underwriter hereunder, such Underwriter agrees to pay to the Company or the Selling Shareholders, as the case may be, an amount equal to the excess of the United States dollars so purchased over the sum originally due to such Underwriter hereunder.

The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any investigation made by or on behalf of any Underwriter, its directors or officers or controlling person thereof, or by or on behalf of the Company, or any of the Selling Shareholders or any of their respective officers or directors or controlling persons, as the case may be, and (b) acceptance of any Shares and payment therefor hereunder, and the reimbursement, indemnification and contribution agreements contained in this Agreement shall remain in full force and effect regardless of any termination of this Agreement; provided, however that if the termination of this Agreement is pursuant to Section 9, then only the reimbursement agreements contained in this Agreement shall remain in full force and effect. A successor to any Underwriter, its directors or officers or any person controlling any Underwriter, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Agreement.

The Company and the Selling Shareholders acknowledge and agree that each Underwriter in providing investment banking services to the Company and the Selling Shareholders in connection with the offering of the Offered ADSs, including in acting pursuant to the terms of this Agreement, has acted and is acting as an independent contractor and not as a fiduciary and the Company and the Selling Shareholders do not intend such Underwriter to act in any capacity other than as an independent contractor, including as a fiduciary or in any other position of higher trust.

All payments made by the Company and the Selling Shareholders under this Agreement, if any and as the case may be, will be made without withholding or deduction for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the Cayman Islands or any political subdivision or any taxing authority thereof or therein unless the Company or a Selling Shareholder is or becomes required by law to withhold or deduct such taxes, duties, assessments or other governmental charges.  In such event, the Company and or the applicable Selling Shareholder, severally and not jointly and in respects of amounts owed exclusively by such Selling Shareholder, as the case may be, will pay such additional amounts as will result, after such withholding or deduction, in the receipt by each Underwriter and each person controlling any Underwriter, as the case may be, of the amounts that would otherwise have been receivable in respect thereof, except to the extent such taxes, duties, assessments or other governmental charges are imposed or levied by reason of such Underwriter’s or controlling person’s being connected with the Cayman Islands other than by reason of its being an Underwriter or a person controlling any Underwriter under this Agreement.

Any rights of JAFCO Asia Technology Fund II (“JAFCO”) under this Agreement may, without prejudice to the rights of JAFCO to exercise any such rights, be exercised by JAFCO Investment (Asia Pacific) Ltd. (“JIAP”) or any other fund manager of JAFCO or their nominees (“JAFCO Manager”), unless JAFCO has (i) given notice to the other parties that any such rights cannot be exercised by JIAP or a JAFCO Manager; and (ii) not given notice to the other parties that such notice which is given under this Section 15 has been revoked.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

The Underwriters, on the one hand, and the Company and the Selling Shareholders, on the other hand, waive any right to trial by jury in any action, claim, suit or proceeding with respect to your engagement as underwriter or your role in connection herewith.

If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company, the Selling Shareholders and the several Underwriters in accordance with its terms.

Any person executing and delivering this Agreement as attorney-in-fact for a Selling Shareholder represents by so doing that he/she has been duly appointed as attorney-in-fact by such Selling Shareholder pursuant to a validly existing and binding power of attorney which authorizes such attorney-in-fact to take such action.

Very truly yours,

HiSoft Technology International Limited

By
Name:
Title:

UNDERWRITING AGREEMENT — REPRESENTATIVES SIGNATURE PAGE

JAFCO Asia Technology Fund II, in its capacity as a Selling Shareholder

By
Name:
As Attorney-in-Fact

Granite Global Ventures L.P., in its capacity as a Selling Shareholder

By
Name:
As Attorney-in-Fact

Granite Global Ventures (Q.P.) L.P., in its capacity as a Selling Shareholder

By
Name:
As Attorney-in-Fact

Granite Global Ventures II, L.P., in its capacity as a Selling Shareholder

By
Name:
As Attorney-in-Fact

GGV II Entrepreneurs Fund L.P., in its capacity as a Selling Shareholder

By
Name:
As Attorney-in-Fact

Sumitomo Corporation Equity Asia Limited, in its capacity as a Selling Shareholder

By
Name:
As Attorney-in-Fact

Tian Hai International Limited, in its capacity as a Selling Shareholder

By
Name:
As Attorney-in-Fact

HSI Holdings LLC, in its capacity as a Selling Shareholder

By
Name:
As Attorney-in-Fact

Draper Fisher Jurvetson ePlanet Partners Fund, LLC, in its capacity as a Selling Shareholder

By
Name:
As Attorney-in-Fact

Draper Fisher Jurvetson ePlanet Ventures GmbH & Co. KG, in its capacity as a Selling Shareholder

By
Name:
As Attorney-in-Fact

Draper Fisher Jurvetson ePlanet Ventures, L.P., in its capacity as a Selling Shareholder

By
Name:
As Attorney-in-Fact

International Finance Corporation, in its capacity as a Selling Shareholder

By
Name:
Title:

Intel Capital (Cayman) Corporation, in its capacity as a Selling Shareholder

By
Name:
Title:

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

DEUTSCHE BANK SECURITIES INC.

By
Authorized Officer

By
Authorized Officer

UBS AG

By
Authorized Officer

By
Authorized Officer

CITIGROUP GLOBAL MARKETS INC.

By
Authorized Officer

By
Authorized Officer

As Representatives of the several Underwriters listed on Schedule I

SCHEDULE I

SCHEDULE OF UNDERWRITERS

Underwriter	Number of Firm ADSs to be Purchased

Deutsche Bank Securities Inc.	[•]
UBS AG	[•]
Citigroup Global Markets Inc.	[•]
BMO Capital Markets Corp	[•]
Oppenheimer & Co. Inc.	[•]
Total:	5,000,000

S-I-1

SCHEDULE II

SCHEDULE OF SELLING SHAREHOLDERS

Selling Shareholder	Number of Firm Shares to be Sold	Number of Firm ADSs to be Sold
International Finance Corporation	9,500,000	500,000
JAFCO Asia Technology Fund II	8,958,272	471,488
Granite Global Ventures L.P.	204,554	10,766
Granite Global Ventures (Q.P.) L.P.	11,970,950	630,050
Granite Global Ventures II, L.P.	10,616,060	558,740
GGV II Entrepreneurs Fund L.P.	222,186	11,694
Intel Capital (Cayman) Corporation	12,050,446	634,234
Sumitomo Corporation Equity Asia Limited	5,501,754	289,566
Tian Hai International Limited	12,181,109	641,111
HSI Holdings LLC	4,290,903	225,837
Draper Fisher Jurvetson ePlanet Partners Fund, LLC	200,070	10,530
Draper Fisher Jurvetson ePlanet Ventures GmbH & Co. KG	170,069	8,951
Draper Fisher Jurvetson ePlanet Ventures, L.P.	9,633,627	507,033
Total:	85,500,000	4,500,000

Selling Shareholder	Facsimile Number	Address	Attention
International Finance Corporation	+1 202 974 4403

International Finance Corporation,
2121 Pennsylvania Ave., NW Washington, DC 20433

with a copy (in the case of communications relating to payments) sent to the attention of the Senior Manager, Financial Operations Unit, at:

Fax: +1 202 974 4371

Director, Global Information and Communication Technologies

JAFCO Asia Technology Fund II	+65 6221 3690	c/o JAFCO Investment (Asia Pacific) Ltd. 6 Battery Road #42-01 Singapore 049909 With a copy to: JAFCO Investment (Hong Kong) Ltd. Beijing Representative Office Room 817 Beijing Fortune Building	The President

S-II-1

Selling Shareholder	Facsimile Number	Address	Attention
No. 5 Dong San Huan Bei Lu Chao Yang District, Beijing 100004, China Attention: Chief Representative Fax: +86 10 6590 9729

Granite Global Ventures L.P. Granite Global Ventures (Q.P.) L.P. Granite Global Ventures II, L.P. GGV II Entrepreneurs Fund L.P.		GGV Capital Attn: Stephen Hyndman 2494 Sand Hill Road, Suite 100 Menlo Park, CA 94025 United States

Intel Capital (Cayman) Corporation	+ 852 2240 3775	c/o Intel Semiconductor Ltd. 32/F., Two Pacific Place 88 Queensway, Central Hong Kong With an electronic copy in .PDF form to: APACportfolio@intel.com	APAC Portfolio Management
	+ 1 408 765 6038	2200 Mission College Blvd. Santa Clara, CA 95052 With an electronic copy in PDF form to: portfolio.manager@intel.com	Intel Capital Portfolio Manager, respectively

Sumitomo Corporation Equity Asia Limited	852-2295-0600	Suite 602, One International Finance Centre 1 Harbour View Street Central Hong Kong	Mr. Kensuke Kawata

Tian Hai International Limited	[•]	[•]	[•]

HSI Holdings LLC	[•]	[•]	[•]

2

Selling Shareholder	Facsimile Number	Address	Attention
Draper Fisher Jurvetson ePlanet Partners Fund, LLC Draper Fisher Jurvetson ePlanet Ventures GmbH & Co. KG Draper Fisher Jurvetson ePlanet Ventures, L.P.	+650 233-9233	2882 Sand Hill Road, Suite 150 Menlo Park, CA 94025	Mark J. Greenstein

3

SCHEDULE III

SCHEDULE OF OPTION SHARES

	Maximum Number of Option Shares to be Sold	Maximum Number of Option ADSs to be Sold	Percentage of Total Number of ADSs to be Sold (%)
JAFCO Asia Technology Fund II	1,432,429	75,391	10.052%
Granite Global Ventures L.P.	40,926	2,154	0.287%
Granite Global Ventures (Q.P.) L.P.	2,394,190	126,010	16.801%
Granite Global Ventures II, L.P.	2,123,212	111,748	14.900%
GGV II Entrepreneurs Fund L.P.	44,441	2,339	0.312%
Intel Capital (Cayman) Corporation	1,926,866	101,414	13.522%
Sumitomo Corporation Equity Asia Limited	879,738	46,302	6.174%
Tian Hai International Limited	1,947,728	102,512	13.668%
Draper Fisher Jurvetson ePlanet Partners Fund, LLC	40,698	2,142	0.286%
Draper Fisher Jurvetson ePlanet Ventures GmbH & Co. KG	34,599	1,821	0.243%
Draper Fisher Jurvetson ePlanet Ventures, L.P.	1,960,173	103,167	13.755%
International Finance Corporation	1,425,000	75,000	10.000%
Total:	14,250,000	750,000	100%

S-III-1

SCHEDULE IV

Price and other terms of the offering conveyed orally

Price per ADS to the public:  $[•]

S-IV-1

SCHEDULE V

General use free writing prospectus included in the General Disclosure Package:

Free Writing Prospectus filed by the Company with the SEC on [•], 2010.

S-V-1

EXHIBIT A

LIST OF SUBSIDIARIES AND AFFILIATED ENTITIES

SUBSIDIARIES

	Name of Entity	Ownership

1.	HiSoft Systems (Hong Kong) Limited	100%

2.	HiSoft Singapore Pte. Ltd.	100%

3.	hiSoft Japan Co., Ltd.	100%

4.	HiSoft Envisage Inc.	100%

5.	AllianceSPEC Pte Ltd.	100%

6.	DMK International, Inc.	100%

7.	Echo Lane Incorporated	100%

8.	Insurance Systems Laboratory Co. LTD	100%

9.	HiSoft Technology (Dalian) Co., Ltd.	100%

10.	HiSoft Technology (Shanghai) Co., Ltd.	100%

11.	HiSoft Services (Beijing) Limited	100	%(1)

12.	HiSoft Technology (Chengdu) Co., Ltd.	100	%(1)

13.	HiSoft Systems (Shenzhen) Limited	100	%(1)

14.	Beijing Horizon Information & Technology Co., Ltd.	100	%(2)

15.	Wuxi HiSoft Services Limited	100	%(3)

16.	Wuxi Training Centre	100	%(4)

(1)             These entities are 25% owned by HiSoft Technology International Limited, and 75% owned by HiSoft Technology (Dalian) Co., Ltd.

(2)             This entity is 100% owned by HiSoft Services (Beijing) Limited.

(3)             This entity is 25% owned by HiSoft Technology International Limited, and 75% owned by HiSoft Services (Beijing) Limited.

(4)             This entity is 100% owned by Wuxi HiSoft Services Limited.

AFFILIATED ENTITY

Dalian Haihui Sci-Tech Co., Ltd.	VIE Arrangement

A-1

EXHIBIT B

CORPORATE STRUCTURE CONTRACTS

1.                   Third Amended Strategic Cooperation Agreement, dated January 23, 2008, among HiSoft Technology (Dalian) Co., Ltd., Dalian Haihui Sci-Tech Co., Ltd., and the current equity interest holders of Dalian Haihui Sci-Tech Co., Ltd.

2.                   Third Amended Equity Acquisition Option Agreement, dated January 23, 2008, among HiSoft Technology (Dalian) Co., Ltd., Dalian Haihui Sci-Tech Co., Ltd., and the current equity interest holders of Dalian Haihui Sci-Tech Co., Ltd.

3.                   Third Amended and Restated Voting Rights Agreement, dated January 23, 2008, among HiSoft Technology (Dalian) Co., Ltd., Dalian Haihui Sci-Tech Co., Ltd., and the current equity interest holders of Dalian Haihui Sci-Tech Co., Ltd.

B-1

EXHIBIT C-1

FORM OF LOCK-UP AGREEMENT FOR DIRECTORS AND OFFICERS, TIAN HAI INTERNATIONAL LIMITED AND HSI HOLDINGS, LLC

, 2010

HiSoft Technology International Limited

Deutsche Bank Securities Inc.

60 Wall Street, 4th Floor

New York, New York 10005

United States

UBS AG

52/F, International Finance Center

8 Finance Street, Central

Hong Kong

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

United States

As representatives of the several Underwriters

Ladies and Gentlemen:

The undersigned understands that Deutsche Bank Securities Inc. (“Deutsche Bank”), UBS AG (“UBS”) and Citigroup Global Markets Inc., as representatives (the “Representatives”) of the several underwriters (the “Underwriters”) listed in Schedule I to the Underwriting Agreement (as defined below), propose to enter into an underwriting agreement (the “Underwriting Agreement”) on behalf of the several Underwriters with HiSoft Technology International Limited (the “Company”) and the several selling shareholders listed in Schedule II to the Underwriting Agreement (the “Selling Shareholders”), providing for the public offering (the “Public Offering”) by the Underwriters, including the Representatives, of common shares, par value $0.0001 per share (each a “Common Share”), of the Company represented by American depositary shares (“ADSs”).

To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, subject to the condition precedent that all directors, officers and holders of most of the Company’s Common Shares are bound by restrictions substantially identical to those listed below, the undersigned agrees that, without the prior written consent of the Representatives, the undersigned will not, directly or indirectly, offer, sell, pledge, contract to sell (including any short sale), grant any option to purchase or otherwise dispose of any Common Shares or ADSs (including, without limitation, Common Shares or ADSs of the Company which may be deemed to be

C-1-1

beneficially owned by the undersigned on the date hereof in accordance with the rules and regulations of the Securities and Exchange Commission, Common Shares or ADSs which may be issued upon exercise of a stock option or warrant and any other security convertible into or exchangeable for Common Share or ADSs) or enter into any Hedging Transaction (as defined below) relating to Common Share or ADSs (each of the foregoing referred to as a “Disposition”) during the period specified in the following paragraph (the “Lock-Up Period”).  The foregoing restriction is expressly intended to preclude the undersigned from engaging in any Hedging Transaction or other transaction which is designed to or reasonably expected to lead to or result in a Disposition during the Lock-Up Period even if the securities would be disposed of by someone other than the undersigned; provided, however, that nothing in this paragraph shall preclude the undersigned from engaging in any transaction in the securities of another company in the same sector or in a similar sector as that of the Company.  “Hedging Transaction” means any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any security (other than a broad-based market basket or index security) that includes, relates to or derives any significant part of its value from the Common Shares or ADSs.

The initial Lock-Up Period will commence on the date of the Underwriting Agreement and continue until, and include, the date that is 90 days after the date of the final prospectus relating to the Public Offering (the “Initial Lock-Up Period”); provided, however, that if (1) during the last 17 days of the Initial Lock-Up Period, (A) the Company releases earnings results or (B) material news or a material event relating to the Company occurs, or (2) prior to the expiration of the Initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of the release of the earnings results or the occurrence of material news or a material event relating to the Company, as the case may be (the “Lock-Up Extension”), unless the Representatives waive, in writing, such Lock-up Extension; provided, however, that if NASD Rule 2711 or such later rule adopted by Financial Industry Regulatory Authority, Inc. related to extension of lock-up agreements in connection with the issuance of research reports (collectively, the “SRO Rules”) applies to the Representatives with respect to the Public Offering and there are any amendments or revisions to the SRO Rules reducing or removing the number of days before and after the waiver, termination or expiration of the lock-up during which no research can be published (the “Blackout Days”), the Lock-Up Extension shall be reduced to a number of days equal to: (a) if the number of Blackout Days required by the SRO Rules, as so amended or revised, is greater than zero, such number of Blackout Days plus three, or (b) if the number of Blackout Days required by the SRO Rules, as so amended or revised, is zero, zero.

Notwithstanding the foregoing, the undersigned may transfer (a) Common Shares or ADSs acquired in open market transactions by the undersigned after the completion of the Public Offering, (b) Common Shares or ADSs to the Underwriters pursuant to the Underwriting Agreement, (c) Common Shares or ADSs with the prior written consent of the Representatives, or (d) any or all of the Common Shares or ADSs or other Company securities if the transfer is by (i) gift, will or intestacy, (ii) Disposition to partners (limited or general), members or shareholders of the undersigned, any direct or indirect affiliate or subsidiary of the undersigned, or any investment fund or other entity controlled or managed by the undersigned, or (iii) Disposition to a member of the immediate family of the undersigned or any trust for the direct or indirect benefit of the undersigned or a member of

C-1-2

the immediate family of the undersigned; provided, however, that in the case of a transfer pursuant to clause (d) above, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding the securities subject to the provisions of this Lock-Up Agreement.  For purpose of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more than remote first cousin.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of such Common Shares or ADSs of, the undersigned except in compliance with the foregoing restrictions.

The undersigned hereby agrees that, to the extent that the terms of this Lock-Up Agreement conflict with or are in any way inconsistent with any registration rights agreement to which the undersigned and the Company may be a party, this Lock-Up Agreement supersedes such registration rights agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement.  The undersigned understands that this Lock-Up Agreement shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

Notwithstanding anything herein to the contrary, if (i) the closing of the Public Offering has not occurred on or prior to the 60th day following the execution of the Underwriting Agreement by all parties thereto, or (ii) the Underwriting Agreement has been terminated for any reason, then, this Lock-Up Agreement shall terminate and be of no further force or effect.

[signature page to follow]

C-1-3

IN WITNESS HEREOF, the undersigned has signed this Lock-up Agreement as of the date first written above.

Signature:

Print Name:

C-1-4

EXHIBIT C-2

FORM OF LOCK-UP AGREEMENT FOR THE SELLING SHAREHOLDERS OTHER THAN TIAN HAI INTERNATIONAL LIMITED AND HSI HOLDINGS, LLC

, 2010

HiSoft Technology International Limited

Deutsche Bank Securities Inc.

60 Wall Street, 4th Floor

New York, New York 10005

United States

UBS AG

52/F, International Finance Center

8 Finance Street, Central

Hong Kong

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

United States

As representatives of the several Underwriters

Ladies and Gentlemen:

The undersigned understands that Deutsche Bank Securities Inc. (“Deutsche Bank”), UBS AG (“UBS”) and Citigroup Global Markets Inc., as representatives (the “Representatives”) of the several underwriters (the “Underwriters”) listed in Schedule I to the Underwriting Agreement (as defined below), propose to enter into an underwriting agreement (the “Underwriting Agreement”) on behalf of the several Underwriters with HiSoft Technology International Limited (the “Company”) and the several selling shareholders listed in Schedule II to the Underwriting Agreement (the “Selling Shareholders”), providing for the public offering (the “Public Offering”) by the Underwriters, including the Representatives, of common shares, par value $0.0001 per share (each a “Common Share”), of the Company represented by American depositary shares (“ADSs”).

To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, subject to the condition precedent that all directors, officers and holders of most of the Company’s Common Shares are bound by restrictions substantially identical to those listed below, the undersigned agrees that, without the prior written consent of the Representatives, the undersigned will not, directly or indirectly, offer, sell, pledge, contract to sell (including any short sale), grant any option to purchase or otherwise dispose of any Common Shares or ADSs (including, without limitation, Common Shares or ADSs of the Company which may be deemed to be

C-2-1

beneficially owned by the undersigned on the date hereof in accordance with the rules and regulations of the Securities and Exchange Commission, Common Shares or ADSs which may be issued upon exercise of a stock option or warrant and any other security convertible into or exchangeable for Common Share or ADSs) or enter into any Hedging Transaction (as defined below) relating to Common Share or ADSs (each of the foregoing referred to as a “Disposition”) during the period specified in the following paragraph (the “Lock-Up Period”).  The foregoing restriction is expressly intended to preclude the undersigned from engaging in any Hedging Transaction or other transaction which is designed to or reasonably expected to lead to or result in a Disposition during the Lock-Up Period even if the securities would be disposed of by someone other than the undersigned; provided, however, that nothing in this paragraph shall preclude the undersigned from engaging in any transaction in the securities of another company in the same sector or in a similar sector as that of the Company.  “Hedging Transaction” means any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any security (other than a broad-based market basket or index security) that includes, relates to or derives any significant part of its value from the Common Shares or ADSs.

The initial Lock-Up Period will commence on the date of the Underwriting Agreement and continue until, and include, the date that is 90 days after the date of the final prospectus relating to the Public Offering (the “Initial Lock-Up Period”); provided, however, that if (1) during the last 17 days of the Initial Lock-Up Period, (A) the Company releases earnings results or (B) material news or a material event relating to the Company occurs, or (2) prior to the expiration of the Initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of the release of the earnings results or the occurrence of material news or a material event relating to the Company, as the case may be (the “Lock-Up Extension”), unless the Representatives waive, in writing, such Lock-up Extension; provided, however, that if NASD Rule 2711 or such later rule adopted by Financial Industry Regulatory Authority, Inc. related to extension of lock-up agreements in connection with the issuance of research reports (collectively, the “SRO Rules”) applies to the Representatives with respect to the Public Offering and there are any amendments or revisions to the SRO Rules reducing or removing the number of days before and after the waiver, termination or expiration of the lock-up during which no research can be published (the “Blackout Days”), the Lock-Up Extension shall be reduced to a number of days equal to: (a) if the number of Blackout Days required by the SRO Rules, as so amended or revised, is greater than zero, such number of Blackout Days plus three, or (b) if the number of Blackout Days required by the SRO Rules, as so amended or revised, is zero, zero.

Notwithstanding the foregoing, the undersigned may transfer (a) Common Shares or ADSs acquired in open market transactions by the undersigned after the completion of the Public Offering, (b) Common Shares or ADSs to the Underwriters pursuant to the Underwriting Agreement, (c) Common Shares or ADSs with the prior written consent of the Representatives, or (d) any or all of the Common Shares or ADSs or other Company securities if the transfer is by (i) gift, will or intestacy, (ii) Disposition to partners (limited or general), members or shareholders of the undersigned, any direct or indirect affiliate or subsidiary of the undersigned, or any investment fund or other entity controlled or managed by the undersigned, or (iii) Disposition to a member of the immediate family of the undersigned or any trust for the direct or indirect benefit of the undersigned or a member of

C-2-2

the immediate family of the undersigned; provided, however, that in the case of a transfer pursuant to clause (d) above, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding the securities subject to the provisions of this Lock-Up Agreement.  For purpose of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more than remote first cousin.

If, prior to the expiration of the Lock-up Period, the Representatives consent on behalf of the Underwriters to release any Common Shares, ADSs or other securities exchangeable or convertible into Common Shares held by any party listed on Schedule 2 of the Third Amended and Restated Investors’ Rights Agreement of HiSoft Technology International Limited dated March 15, 2010 from the restrictions of any lock-up arrangement similar to that set forth in this Agreement (any such release being a “Triggering Release” and such party receiving such release a “Triggering Release Party”), then a number of securities subject to this Agreement shall also be released from the restrictions hereof on a pro rata basis, such number of securities being the total number of securities held by the undersigned on the date of the Triggering Release that are subject to this Agreement multiplied by a fraction, the numerator of which shall be the number of securities released pursuant to the Triggering Release and the denominator of which shall be the total number of securities held by the Triggering Release Party on such date. Any such securities so released pursuant to this clause must be sold within five (5) business days of the Triggering Release (or such longer period granted to the Triggering Release Party by the Representatives) in a coordinated manner as proposed by the Representatives. If such securities are not sold within such five business-day or longer period granted by the Representatives, then the lock-up provisions contained herein shall continue to apply to such securities. The Representatives shall notify the undersigned in writing of any Triggering Release within three (3) business days thereafter.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of such Common Shares or ADSs of, the undersigned except in compliance with the foregoing restrictions.

The undersigned hereby agrees that, to the extent that the terms of this Lock-Up Agreement conflict with or are in any way inconsistent with any registration rights agreement to which the undersigned and the Company may be a party, this Lock-Up Agreement supersedes such registration rights agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement.  The undersigned understands that this Lock-Up Agreement shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

Notwithstanding anything herein to the contrary, if (i) the closing of the Public Offering has not occurred on or prior to the 60th day following the execution of the Underwriting Agreement by all parties thereto, or (ii) the Underwriting Agreement has been terminated for any reason, then, this Lock-Up Agreement shall terminate and be of no further force or effect.

[signature page to follow]

C-2-3

IN WITNESS HEREOF, the undersigned has signed this Lock-up Agreement as of the date first written above.

Signature:

Print Name:

SIGNATURE PAGE TO LOCK-UP AGREEMENT

EXHIBIT D-1

FORM OF LEGAL OPINION FOR UNITED STATES COUNSEL FOR COMPANY

D-1-1

EXHIBIT D-2

FORM OF LEGAL OPINION FOR CAYMAN ISLANDS COUNSEL FOR COMPANY

D-2-1

EXHIBIT D-3

FORM OF LEGAL OPINION FOR PRC COUNSEL FOR COMPANY

D-3-1

EXHIBIT D-4

FORM OF LEGAL OPINION FOR LOCAL COUNSEL FOR MAJOR SUBSIDIARIES

D-4-1

EXHIBIT E-1-1

FORM OF LEGAL OPINION FOR UNITED STATES COUNSEL FOR SELLING SHAREHOLDERS EXCEPT FOR GRANITE GLOBAL VENTURES L.P., GRANITE GLOBAL VENTURE (Q.P.) L.P., GRANITE GLOBAL VENTURES II L.P., GGV II ENTREPRENEURS FUND L.P., TIAN HAI INTERNATIONAL LIMITED AND HSI HOLDINGS LLC

E-1-1-1

EXHIBIT E-1-2

FORM OF LEGAL OPINION FOR UNITED STATES COUNSEL FOR GRANITE GLOBAL VENTURES L.P., GRANITE GLOBAL VENTURE (Q.P.) L.P., GRANITE GLOBAL VENTURES II L.P., AND GGV II ENTREPRENEURS FUND L.P.

E-1-3-1

EXHIBIT E-1-3

FORM OF LEGAL OPINION FOR UNITED STATES COUNSEL FOR TIAN HAI INTERNATIONAL LIMITED AND HSI HOLDINGS LLC

E-1-3-1

EXHIBIT E-2-1

FORM OF LEGAL OPINION FOR CAYMAN ISLANDS OR BRITISH VIRGIN ISLANDS COUNSEL FOR JAFCO ASIA TECHNOLOGY FUND II, INTEL CAPITAL (CAYMAN) CORPORATION AND TIAN HAI INTERNATIONAL LIMITED

E-2-1-1

EXHIBIT E-2-2

FORM OF LEGAL OPINION FOR CAYMAN ISLANDS COUNSEL FOR DRAPER FISHER JURVETSON EPLANET VENTURES, L.P.

E-2-2-1

EXHIBIT E-2-3

FORM OF LEGAL OPINION FOR IN-HOUSE COUNSEL FOR INTERNATIONAL FINANCE CORPORATION

E-2-3-1

EXHIBIT E-2-4

FORM OF LEGAL OPINION FOR HONG KONG COUNSEL FOR SUMITOMO CORPORATION EQUITY ASIA LIMITED

E-2-4-1

EXHIBIT E-2-5

FORM OF LEGAL OPINION FOR CALIFORNIA COUNSEL FOR DRAPER FISHER JURVETSON EPLANET PARTNERS FUND

E-2-5-1

EXHIBIT E-2-6

FORM OF LEGAL OPINION FOR GERMAN COUNSEL FOR DRAPER FISHER JURVETSON EPLANET VENTURES GMBH & CO. KG

E-2-6-1

EXHIBIT E-2-7

FORM OF LEGAL OPINION FOR CALIFORNIA COUNSEL FOR HSI HOLDINGS LLC

E-2-7-1

EXHIBIT F

FORM OF LEGAL OPINION FOR UNITED STATES COUNSEL FOR DEPOSITARY

F-1